                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


               Date of Report (Date of earliest event reported)
                                April 28, 2000


                  Farmer Mac Mortgage Securities Corporation
          --------------------------------------------------
            (Exact Name of Registrant as Specified in its Charter)



       Delaware                        333-80805                52-1779791
---------------------                ------------              ------------
(State or Other Jurisdiction         (Commission              (I.R.S. Employer
    of Incorporation)                File Number)            Identification No.)


           919 18th Street, N.W.                  20006
             Washington, D.C.                    --------
        --------------------------              (Zip Code)
          (Address of Principal
            Executive Offices)


             Registrant's telephone number, including area code (202) 872-7700

                                    No Change
         (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events.

      A. The Registrant registered issuances of Guaranteed Agricultural Mortgage-Backed Securities on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 333-80805)(the "Registration Statement"). Pursuant to the Registration Statement, the Registrant issued approximately $68,791,470 in aggregate principal amount of its Guaranteed Agricultural /Mortgage-Backed Securities, Farmer Mac II Trust 2000-A, Series 4/28/00 (the "Certificates") on April 28, 2000. This Current Report on Form 8-K is being filed to satisfy an undertaking, in connection with the Prospectus dated March 29, 2000 and the Prospectus Supplement dated April 28, 2000, to file a copy of the Trust Agreement, attached hereto as Exhibit 4.4, and Issue
Supplement, attached hereto as Exhibit 4.4.1, a copy of the Underwriting Agreement, attached hereto as Exhibit 1.3, and a copy of the Terms Agreement, attached hereto as Exhibit 1.3.1.

      The Certificates were issued pursuant to a Trust Agreement (filed as Exhibit 4.4 to the Registration Statement), dated as of March 30, 2000 among Farmer Mac Mortgage Securities Corporation, as Depositor, Federal Agricultural Mortgage Corporation, as Guarantor, and First Trust National Association, N.A., as Trustee, as supplemented by an Issue Supplement, among Farmer Mac Mortgage Securities Corporation, as Depositor, Federal Agricultural Mortgage Corporation, as Guarantor, and U.S. Bank Trust National Association, N.A., as successor to First Trust National Association, N.A., as Trustee, dated as of March 31, 2000.


Item 7.  Financial Statements; Pro Forma Financial Information and Exhibits
         ------------------------------------------------------------------

      (a)   Not applicable.

      (b)   Not applicable.

      (c)   Exhibits:

                   1.3. Underwriting  Agreement,  dated  as of April  27,  2000, among Farmer Mac Mortgage Securities Corporation, Federal Agricultural Mortgage Corporation and Donaldson, Lufkin & Jenrette Securities Corporation.

                  1.3.1 Terms  Agreement,  dated as of  April  27,  2000,  among
                        Farmer Mac Mortgage Securities Corporation, Federal Agricultural Mortgage Corporation and Donaldson, Lufkin & Jenrette Securities Corporation.

                  4.4 Trust Agreement, dated as if March 31, 2000, between Farmer Mac Mortgage Securities Corporation, as Depositor, and Federal Agricultural Mortgage Corporation, as Issuer and Trustee.

                  4.4.1 Issue  Supplement,  dated as of March 31, 2000,  between
                        Farmer Mac Mortgage Securities Corporation, as Depositor,and Federal Agricultural Mortgage Corporation, as Issuer and Trustee.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    FARMER MAC MORTGAGE SECURITIES
                                      CORPORATION



                                    By:______________________________
                                       Name: Jerome G. Oslick
                                       Title:Vice President - General Counsel




Dated:      May 11, 2000

                                  EXHIBIT INDEX

Exhibit No.                   Description                           Page No.
-----------                   -----------                           --------

1.3.                        Underwriting Agreement

1.3.1.                      Terms Agreement

4.4.                        Trust Agreeement

4.4.1                       Issue Supplement

                                                                  EXHIBIT 1.3

                             Underwriting Agreement

                  FARMER MAC MORTGAGE SECURITIES CORPORATION

              GUARANTEED AGRICULTURAL MORTGAGE-BACKED SECURITIES
                             (Issuable in Series)

                                 GUARANTEED BY
                   FEDERAL AGRICULTURAL MORTGAGE CORPORATION

                            UNDERWRITING AGREEMENT


Greenwich Capital Markets, Inc.                                   April 27, 2000
600 Steamboat Road
Greenwich, Connecticut 06830




Ladies and Gentlemen:

            Farmer Mac Mortgage Securities Corporation, a corporation organized and existing under the laws of the State of Delaware (the "Company"), may offer for sale to you (the "Underwriter") from time to time its Guaranteed Agricultural Mortgage-Backed Securities ("AMBS") evidencing interests in pools of agricultural real estate mortgage loans (the "Qualified Loans") and previously issued AMBS (the "Certificates"). The Certificates may be issued in various series, and within each series, in one or more classes, in one or more offerings on terms determined at the time of sale (each such series, a "Series" and each such class, a "Class"). Each Series of the Certificates will be issued pursuant to a Trust Agreement (the "Trust Agreement") as supplemented by an Issue Supplement (each, an "Issue Supplement" and together with the Trust Agreement, the "Agreement") to be dated as of the respective cut-off date (each, a "Cut-off Date") between the Company, as depositor, the Federal Agricultural Mortgage Corporation ("Farmer Mac"), as guarantor, and either U.S. Bank Trust
National Association, as successor to First Trust National Association, or Farmer Mac, as trustee (the "Trustee"). Capitalized terms used but not defined herein shall have the meanings given to them in the Agreement.

            The Certificates issued under the Agreement will represent the entire beneficial ownership interest in a trust fund (the "Trust Fund") established by such Agreement. If so specified in the related Terms Agreement, one or more elections may be made to treat the assets of each Trust Fund as a real estate mortgage investment conduit (each, a "REMIC") for federal income tax purposes.

      The Certificates will have the benefit of the guarantee of Farmer Mac (the "Farmer Mac Guarantee"). The Farmer Mac Guarantee will guarantee the timely payment of required distributions of interest and principal on the Certificates as described in the related Issue Supplement.

            Whenever the Company determines to make an offering of Certificates (each, a "Certificate Offering") pursuant to this Agreement through you, it will enter into an agreement with you (the "Terms Agreement") providing for the sale of specified Classes of Offered Certificates (as defined below) to, and the purchase and public offering thereof by, you. Each such Certificate Offering which the Company elects to make pursuant to this Agreement shall be governed by this Underwriting Agreement, as supplemented by the related Terms Agreement. Each Terms Agreement, which shall be substantially in the form of Exhibit A hereto, shall specify, among other things, the Classes of Certificates to be purchased by the Underwriter (the "Offered Certificates"), the principal balance or balances of the Offered Certificates, each subject to any stated variance, and the price or prices at which such Offered Certificates are to be purchased by the Underwriter from the Company.

            1. Representations and Warranties. (a) The Company represents and warrants to and agrees with the Underwriter, as of the date of the related Terms Agreement, that:

                           (i) The registration statement specified in the related Terms Agreement, on Form S-3, including a prospectus, has been filed with the Securities and Exchange Commission (the "Commission") for the registration under the Securities Act of 1933, as amended (the "Act"), of guaranteed agricultural mortgage-backed securities issuable in series, which registration statement has been declared effective by the Commission. Such registration statement, as amended to the date of the related Terms Agreement, including any documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Act which were filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), on or before the effective date of the Registration Statement, is hereinafter called the "Registration Statement", and such prospectus, as such prospectus is supplemented by a prospectus supplement relating to the Offered Certificates of the related Series, each in the form first filed after the date of the related Terms Agreement pursuant to Rule 424(b) under the Act, including any documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Act which were filed under the Exchange Act on or before the date of such prospectus supplement (other than any such incorporated documents that relate to Collateral Term Sheets (as defined herein))(such prospectus supplement, including such incorporated documents (other than those that relate to Collateral Term Sheets), in the form first filed after the date of the related Terms Agreement pursuant to Rule 424(b) is hereinafter called the "Prospectus Supplement"), is hereinafter called the "Prospectus". Any reference herein to the terms "amend", "amendment" or "supplement" with respect to the Registration Statement, the Prospectus or the Prospectus Supplement shall be deemed to refer to and include the filing of any document under the Exchange Act after the effective date of the Registration Statement or the issue date of the Prospectus or Prospectus Supplement, as the case may be, deemed to be incorporated therein by reference pursuant to Item 12 of Form S-3 under the Act.

                          (ii) The related Registration  Statement,  at the time
            it became effective, and the Prospectus contained therein, and any amendments thereof and supplements thereto filed prior to the date of the related Terms Agreement, conformed in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder; on the date of the related Terms Agreement and on each Closing Date (as defined in Section 3 below), the related Registration Statement and the related Prospectus, and any amendments thereof and supplements thereto, will conform in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder; such Registration
            Statement, at the time it became effective, did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; such Prospectus, on the date of any filing pursuant to Rule 424(b) and on each Closing Date, will not include any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading; and any Form 8-K referred to in such Prospectus, on each Closing Date and the date of any filing thereof under cover of Form 8-K, will not include any untrue statement of a material fact or omit to state any information which such Prospectus states will be included therein; provided, however, that the Company makes no representations or warranties as to the information contained in or omitted from (A) such Registration Statement or such Prospectus (or any supplement thereto) in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Underwriter specifically for use in the preparation thereof or (B) any Current Report (as defined in Section 5(b) below), or in any amendment thereof or supplement thereto, incorporated by reference in such Registration Statement or such Prospectus (or any amendment thereof or supplement thereto).

                         (iii) On the  Closing  Date,  the  Certificates  of the
            related Series will have been duly and validly authorized, and when executed and authenticated in accordance with the terms of the Agreement and sold to the Underwriter as provided herein, will be validly issued and entitled to the benefits of the Agreement.

                         (iv) On the Closing Date, the Farmer Mac Guarantee will
            be in full force and effect and constitute a valid and binding agreement of Farmer Mac enforceable in accordance with its terms.

            2. Purchase and Sale. Subject to the execution of the Terms Agreement for a particular Certificate Offering and subject to the terms and conditions and in reliance upon the representations and warranties set forth in this Underwriting Agreement and such Terms Agreement, the Company agrees to sell to the Underwriter, and the Underwriter agrees to purchase from the Company, all, but not less than all, of the related Offered Certificates at the purchase price therefor set forth in such Terms Agreement (the "Purchase Price").

            The parties hereto agree that settlement for all securities sold pursuant to this Underwriting Agreement and the applicable Terms Agreement shall take place on the settlement date agreed upon at the time of the related transaction and set forth as the "Closing Date" in such Terms Agreement and not as set forth in Rule 15c6-1(a) of the Exchange Act.

            3. Delivery and Payment. Delivery of and payment for the Offered Certificates of a Series shall be made at the offices of the Company, Washington, D.C., at 10:00 A.M., New York City time, on the Closing Date specified in the related Terms Agreement, which date and time may be postponed by agreement between the Underwriter and the Company (such date and time being herein called the "Closing Date"). Delivery of such Offered Certificates shall be made to the Underwriter against payment by the Underwriter of the Purchase Price thereof to or upon the order of the Company by wire transfer in federal or other immediately available funds or by check payable in federal funds, as the Company shall specify no later than five full business days prior to such Closing Date. Unless delivery is made through the facilities of the U.S. Federal Reserve Banks, the Offered Certificates shall be in certificated form and registered in such names and in such authorized denominations as the Underwriter may request not less than two full business days in advance of each Closing Date.

            4.  Offering  by  the   Underwriter.   It  is  understood  that  the
Underwriter proposes to offer the Offered Certificates of the related Series for sale to the public as set forth in the related Prospectus.

            5.    Agreements.   The Company and Farmer Mac jointly and severally
 agree with the Underwriter that:

                  (a) The Company will cause the Prospectus as supplemented by a Prospectus Supplement relating to the Offered Certificates to be filed pursuant to Rule 424 under the Act and will promptly advise the Underwriter when such Prospectus as so supplemented has been so filed, and at any time when a Prospectus is required to be delivered under the Act also will promptly advise the Underwriter (i) when any amendment to the related Registration Statement specifically relating to such Offered Certificates shall have become effective or any further supplement to such Prospectus has been filed, (ii) of any request by the Commission for any amendment of such Registration Statement or Prospectus or for any additional information, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of such Registration Statement or the institution or threatening of any proceeding for that purpose and (iv) of the receipt by the Company of any written notification with respect to the suspension of the qualification of such Offered Certificates for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. The Company will not file any amendment of the related Registration Statement or supplement to the related Prospectus (other than any amendment or supplement specifically relating to one or more Series of guaranteed agricultural mortgage-backed securities other than the Series that includes the related Offered Certificates) unless the Company has furnished the Underwriter with a copy for its review prior to filing. The Company will use its best efforts to prevent the issuance of any such stop order and, if issued, to obtain as soon as possible the withdrawal thereof.

                  (b) The Company will cause any Computational Materials and any Structural Term Sheets (each as defined in Section 8 below) with respect to the Offered Certificates of a Series that are delivered by the Underwriter to the Company pursuant to Section 8 to be filed with the Commission on a Current Report on Form 8-K (each such filing of such materials, a "Current Report") pursuant to Rule 13a-11 under the Exchange Act on the business day immediately following the later of (i) the day on which such Computational Materials and Structural Term Sheets are delivered to counsel for the Company by the Underwriter prior to 10:30 a.m. and (ii) the date on which this Agreement is executed and delivered. The Company will cause one Collateral Term Sheet (as defined in Section 9 below) with respect to the Offered Certificates of a Series that is delivered by the Underwriter to the Company in accordance with the provisions of Section 9 to be filed with the Commission on a Current Report pursuant to Rule 13a-11 under the Exchange Act on the business day immediately following the day on which such Collateral Term Sheet is delivered to counsel for the Company by the Underwriter prior to 10:30 a.m. In addition, if at any time prior to the availability of the related Prospectus Supplement the Underwriter has delivered to any prospective investor a Collateral Term Sheet that reflects, in the reasonable judgment of the Underwriter and the Company, a material change in the characteristics of the Qualified Loans for the related Series from those on which a Collateral Term Sheet with respect to the related Series previously filed with the Commission was based, the Company will cause any such Collateral Term Sheet that is delivered by the Underwriter to the Company in accordance with the provisions of Section 9 to be filed with the Commission on a Current Report on the business day immediately following the day on which such Collateral Term Sheet is delivered to counsel for the Company by the Underwriter prior to 10:30 a.m. In each case, the Company will promptly advise the Underwriter when such Current Report has been so filed. Each such Current Report shall be incorporated by reference in the related Prospectus and the related Registration Statement. Notwithstanding the five preceding sentences, the Company shall have no obligation to file any materials provided by the Underwriter pursuant to Sections 8 and 9 which, in the reasonable determination of the Company after making reasonable efforts to consult with the Underwriter, are not required to be filed pursuant to the Kidder Letters or the PSA Letter (each as defined in Section 8 below), or which contain erroneous information or contain any untrue statement of a material fact or, when read in conjunction with the Prospectus and Prospectus Supplement, omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; it being understood, however, that the Company shall have no obligation to review or pass upon the accuracy or adequacy of, or to correct, any Computational Materials, Structural Term Sheets or Collateral Term Sheets provided by the Underwriter to the Company pursuant to Section 8 or Section 9 hereof.

                  (c) If, at any time when a prospectus relating to the Offered Certificates of a Series is required to be delivered under the Act, any event occurs as a result of which the related Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in light of the circumstances under which they were made not misleading, or if it shall be necessary at any time to amend or supplement the related Prospectus to comply with the Act or the rules thereunder, the Company promptly will prepare and file with the Commission, subject to paragraph
      (a) of this Section 5, an amendment or supplement which will correct such statement or omission or an amendment which will effect such compliance; provided, however, that the Company will not be required to file any such amendment or supplement with respect to any Computational Materials, Structural Term Sheets or Collateral Term Sheets incorporated by reference in the Prospectus other than any amendments or supplements of such Computational Materials or Structural Term Sheets that are furnished to the Company by the Underwriter pursuant to Section 8(e) hereof or any amendments or supplements of such Collateral Term Sheets that are furnished to the Company by the Underwriter pursuant to Section 9(d) hereof which the Company determines to file in accordance therewith.

                  (d) Whether or not the transactions contemplated hereby and by the related Terms Agreement shall be consummated, the Company shall be responsible for the payment of any costs and expenses for which details are submitted, in connection with the performance of its obligations under this Underwriting Agreement and the related Terms Agreement. The Underwriter will pay all its own costs and expenses, including the fees of counsel for the Underwriter, transfer taxes on resale of any Offered Certificates by it, advertising expenses connected with any offers that it may and all expenses (e.g., shipping, postage and courier costs) associated with the delivery of the related Prospectus to prospective investors and investors, other than the costs of delivery to the Underwriter's facilities.

            6. Conditions to the Obligations of the Underwriter. The obligation of the Underwriter to purchase the Offered Certificates of any Series shall be subject to the accuracy in all material respects of the representations and warranties on the part of the Company or Farmer Mac contained in this Agreement, as supplemented by the related Terms Agreement, as of the respective dates thereof and the related Closing Date, to the accuracy of the statements of the Company or Farmer Mac made in any applicable officers' certificates pursuant to the provisions hereof, to the performance by the Company or Farmer Mac of each of its obligations under this Agreement and such Terms Agreement and to the following additional conditions applicable to the related Certificate Offering:

(a) No stop order suspending the effectiveness of the related Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or threatened.

                  (b) Jerome G. Oslick, General Counsel of the Company and Farmer Mac, shall have furnished to the Underwriter an opinion, dated the related Closing Date, to the effect as set forth in Exhibit B hereto.

(c) Special counsel to the Company and Farmer Mac shall have furnished to the Underwriter an opinion, dated the related Closing Date, to the effect set forth in Exhibit C hereto.

            If any of the conditions specified in this Section 6 shall not have been fulfilled in all material respects with respect to the particular Offered Certificates of a Series when and as provided in this Underwriting Agreement and the related Terms Agreement, this Agreement (with respect to such Offered Certificates) and such Terms Agreement and all obligations of the Underwriter hereunder (with respect to such Offered Certificates) and thereunder may be canceled at, or at any time prior to, the related Closing Date by the Underwriter. Notice of such cancellation shall be given to the Company in writing, or by telephone or telecopy confirmed in writing.

            7. Indemnification and Contribution. (a) The Company and Farmer Mac agree, jointly and severally, to indemnify and hold harmless the Underwriter and each person who controls the Underwriter within the meaning of the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act, or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement relating to the Offered Certificates of the applicable Series as it became effective or in any amendment or supplement thereof or supplement thereto, or in the related Prospectus, or in any amendment thereof, or in the Form 8-K referred to in such Prospectus or arise out of or are based upon the omission or alleged omission (in the case of any Computational Materials or ABS Term Sheets (in each case, as defined herein) in respect of which the Company and Farmer Mac agree to indemnify the Underwriter, as set forth below, when such are read in conjunction with the related Prospectus and Prospectus Supplement) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that (i) the Company and Farmer Mac will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein (A) in reliance upon and in conformity with written information furnished to the Company as herein stated by or on behalf of the Underwriter specifically for use in connection with the preparation thereof or (B) in any Current Report or any amendment or supplement thereof, except to the extent that any untrue statement or alleged untrue statement therein or omission therefrom results (or is alleged to have resulted) directly from an error (a "Mortgage Pool Error") in the information concerning the characteristics of the Mortgage Loans furnished by the Company to the Underwriter in writing or by electronic transmission that was used in the preparation of either (x) any Computational Materials or ABS Term Sheets (or amendments or supplements thereof) included in such Current Report (or amendment or supplement thereof) or (y) any written or electronic materials furnished to prospective investors on which the Computational Materials (or amendments or supplements) were based, (ii) such indemnity with respect to any Corrected Statement (as defined below) in such Prospectus (or supplement thereto) shall not inure to the benefit of the Underwriter (or any person controlling the Underwriter) from whom the person asserting any loss, claim, damage or liability purchased the Certificates of the related Series that are the subject thereof if such person did not receive a copy of a supplement to such Prospectus at or prior to the confirmation of the sale of such Certificates and the untrue statement or omission of a material fact contained in such Prospectus (or supplement thereto) was corrected (a "Corrected Statement") in such other supplement and such supplement was furnished by the Company to the Underwriter prior to the delivery of such confirmation, and (iii) such indemnity with respect to any Mortgage Pool Error shall not inure to the benefit of the Underwriter (or any person controlling the Underwriter) from whom the person asserting any loss, claim, damage or liability received any Computational
Materials (or any written or electronic materials on which the Computational Materials are based) or ABS Term Sheets that were prepared on the basis of such Mortgage Pool Error, if, prior to the time of confirmation of the sale of the applicable Certificates to such person, the Company notified the Underwriter in writing of the Mortgage Pool Error or provided in written or electronic form information superseding or correcting such Mortgage Pool Error (in any such case, a "Corrected Mortgage Pool Error"), and the Underwriter failed to notify such person thereof or to deliver to such person corrected Computational Materials (or underlying written or electronic materials) or ABS Term Sheets. This indemnity agreement will be in addition to any liability which the Company or Farmer Mac may otherwise have.

            (b) The Underwriter agrees to indemnify and hold harmless the Company and Farmer Mac, each of its directors, each of its officers who signs the Registration Statement relating to the Offered Certificates of the applicable Series, and each person who controls the Company or Farmer Mac within the meaning of the Act or the Exchange Act to the same extent as the foregoing indemnities from the Company and Farmer Mac to the Underwriter, but only with reference to (A) written information furnished to the Company by or on behalf of the Underwriter specifically for use in the preparation of the documents referred to in the foregoing indemnity with respect to the related Series, or
(B) any Computational Materials or ABS Term Sheets (or amendments or supplements thereof) furnished to the Company by the Underwriter pursuant to Section 8 or
Section 9 and incorporated by reference in such Registration Statement or the related Prospectus or any amendment or supplement thereof (except that no such indemnity shall be available for any losses, claims, damages or liabilities, or actions in respect thereof, resulting from any Mortgage Pool Error, other than a Corrected Mortgage Pool Error). This indemnity agreement will be in addition to any liability which the Underwriter may otherwise have. The Company acknowledges that the statements set forth with respect to the Underwriter and the purchase price of the Certificates setr forth on thecover page of the prospectus Supplement and any information with respect to the Underwriter contained in "Methods of Distribution" in the Prospectus Supplement constitute the only information furnished in writing by or on behalf of the Underwriter for inclusion in the related Prospectus (other than any Computational Materials or ABS Term Sheets (or amendments or supplements thereof) furnished to the Company by the Underwriter), and the Underwriter confirms that such statements are correct.

            (c) Promptly after receipt by an indemnified party under Section 7 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this
Section 7, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under this Section 7. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent that it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof, with counsel satisfactory to such indemnified party; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 7 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed separate counsel in connection with the assertion of legal defenses in accordance with the proviso to the next preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel approved by the indemnified party in the case of subparagraph
(a) or (b), representing the indemnified parties under subparagraph (a) or (b), who are parties to such action), (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party; and except that, if clause (i) or (iii) is applicable, such liability shall be only in respect of the counsel referred to in such clause (i) or (iii).

            (d) If the indemnification provided for in paragraph (a) or (b) of this Section 7 is due in accordance with its terms but is for any reason held by a court to be unavailable from the Company, Farmer Mac or the Underwriter, on grounds of policy or otherwise, the Company, Farmer Mac and the Underwriter shall contribute to the aggregate losses, claims, damages and liabilities (including legal and other expenses reasonably incurred in connection with investigating or defending same) to which the Company, Farmer Mac and the Underwriter may be subject, as follows:

            (i) in the case of any losses, claims, damages and liabilities (or actions in respect thereof) which do not arise out of or are not based upon any untrue statement or omission of a material fact in any Computational Materials or ABS Term Sheets (or any amendments or supplements thereof), in such proportion so that the Underwriter is responsible for that portion represented by the difference between the proceeds to the Company and Farmer Mac in respect of the Offered Certificates appearing on the cover page of the Prospectus Supplement for the related Series and the total proceeds received by the Underwriter from the sale of such Offered Certificates (the "Underwriting Discount"), and the Company and Farmer Mac are responsible for the balance; and

          (ii) in the case of any losses, claims, damages and liabilities (or actions in respect thereof) which arise out of or are based upon any untrue statement or omission of a material fact in any Computational Materials or ABS Term Sheets (or any amendments or supplements thereof) or in any written or electronic materials distributed to prospective investors on which the Computational Materials are based, in such proportion as is appropriate to reflect the relative fault of the Company and Farmer Mac on the one hand and the Underwriter on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof) as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact in such Computational Materials or ABS Term Sheets (or any amendments or supplements thereof or such written or electronic materials) results from information prepared by the Company on the one hand or the Underwriter on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

Notwithstanding anything to the contrary in this Section 7(d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 7, each person who controls the Underwriter within the meaning of either the Act or the Exchange Act shall have the same rights to contribution as the Underwriter, and each person who controls the Company within the meaning of either the Act or the Exchange Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company or Farmer Mac shall have the same rights to contribution as the Company and Farmer Mac, subject in each case to the immediately preceding sentence of this paragraph (d).

            8. Computational Materials and Structural Term Sheets. (a) Not later than 10:30 a.m., New York time, on the business day before the date on which the Current Report relating to the Offered Certificates of a Series is required to be filed by the Company with the Commission pursuant to Section 5(b) hereof, the Underwriter shall deliver to the Company one complete copy of all materials provided by the Underwriter to prospective investors in such Offered Certificates that constitute (i) "Computational Materials" within the meaning of the no-action letter dated May 20, 1994 issued by the Division of Corporation Finance of the Commission to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated, and Kidder Structured Asset Corporation and the no-action letter dated May 27, 1994 issued by the Division of Corporation Finance of the Commission to the Public Securities Association (together, the "Kidder Letters"), the filing of which material is a condition of the relief granted in such letter (such materials being the "Computational Materials"), and
(ii) "Structural Term Sheets" within the meaning of the no-action letter dated February 17, 1995 issued by the Division of Corporation Finance of the Commission to the Public Securities Association (the "PSA Letter"), the filing of which material is a condition of the relief granted in such letter (such materials being the "Structural Term Sheets").

            (b) The Underwriter represents and warrants to and agrees with the Company, as of the date of the related Terms Agreement and as of the Closing Date, that:

                  (i) the Computational Materials furnished to the Company pursuant to Section 8(a) constitute (either in original, aggregated or consolidated form) all of the materials furnished to prospective investors by the Underwriter prior to the time of delivery thereof to the Company that are required to be filed with the Commission with respect to the related Offered Certificates in accordance with the Kidder Letters, and such Computational Materials comply with the requirements of the Kidder Letters;

                (ii) the Structural Term Sheets furnished to the Company pursuant to Section 8(a) constitute all of the materials furnished to prospective investors by the Underwriter prior to the time of delivery thereof to the Company that are required to be filed with the Commission as "Structural Term Sheets" with respect to the related Offered Certificates in accordance with the PSA Letter, and such Structural Term Sheets comply with the requirements of the PSA Letter; and

               (iii) on the date any such Computational  Materials or Structural
            Term Sheets with respect to such Offered Certificates (or any written or electronic materials furnished to prospective investors on which the Computational Materials are based) were last furnished to each prospective investor and on the date of delivery thereof to the Company pursuant to Section 8(a) and on the related Closing Date, such Computational Materials (or such other materials) or Structural Term Sheets did not and will not include any untrue statement of a material fact or, when read in conjunction with the related Prospectus and Prospectus Supplement, omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

Notwithstanding the foregoing, the Underwriter makes no representation or warranty as to whether any Computational Materials or Structural Term Sheets (or any written or electronic materials on which the Computational Materials are based) included or will include any untrue statement resulting directly from any Mortgage Pool Error (except any Corrected Mortgage Pool Error, with respect to materials prepared after the receipt by the Underwriter from the Company of notice of such Corrected Mortgage Pool Error or materials superseding or correcting such Corrected Mortgage Pool Error).

            (c) The Underwriter acknowledges and agrees that any Computational Materials or Structural Term Sheets with respect to any Series of Certificates have been prepared and disseminated by the Underwriter and not by or on behalf of the Company, and that such materials included and shall include a disclaimer in form satisfactory to the Company to the effect that such materials have been prepared and disseminated by the Underwriter, and that the content and accuracy of such materials have not been reviewed by the Company.

            (d) If, at any time when a prospectus relating to the Offered Certificates of a Series is required to be delivered under the Act, it shall be necessary to amend or supplement the related Prospectus as a result of an untrue statement of a material fact contained in any Computational Materials or Structural Term Sheets provided by the Underwriter pursuant to this Section 8 or the omission to state therein a material fact required, when considered in conjunction with the related Prospectus and Prospectus Supplement, to be stated therein or necessary to make the statements therein, when read in conjunction with the related Prospectus and Prospectus Supplement, not misleading, or if it shall be necessary to amend or supplement any Current Report relating to any Computational Materials or Structural Term Sheets to comply with the Act or the rules thereunder, the Underwriter promptly will prepare and furnish to the Company for filing with the Commission an amendment or supplement which will correct such statement or omission or an amendment which will effect such compliance. The Underwriter represents and warrants to the Company, as of the date of delivery of such amendment or supplement to the Company, that such amendment or supplement will not include any untrue statement of a material fact or, when read in conjunction with the related Prospectus and Prospectus Supplement, omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the Underwriter makes no representation or warranty as to whether any such amendment or supplement will include any untrue statement resulting directly from any Mortgage Pool Error (except any Corrected Mortgage Pool Error, with respect to any such amendment or supplement prepared after the receipt by the Underwriter from the Company of notice of such Corrected Mortgage Pool Error or materials superseding or correcting such Corrected Mortgage Pool Error). The Company shall have no obligation to file such amendment or supplement if the Company determines that (i) such amendment or supplement contains any untrue statement of a material fact or, when read in conjunction with the related Prospectus and Prospectus Supplement, omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading; it being understood, however, that the Company shall have no obligation to review or pass upon the accuracy or adequacy of, or to correct, any such amendment or supplement provided by the Underwriter to the Company pursuant to this paragraph
(e) or (ii) such filing is not required under the Act.

            9. Collateral Term Sheets. (a) Prior to the delivery of any "Collateral Term Sheet" within the meaning of the PSA Letter, the filing of which material is a condition of the relief granted in such letter (such material being the "Collateral Term Sheets"), to a prospective investor in any Offered Certificates, the Underwriter shall, in order to facilitate the timely filing of such material with the Commission, notify the Company and its counsel by telephone of its intention to deliver such materials and the approximate date on which the first such delivery of such materials is expected to occur. Not later than 10:30 a.m., New York time, on the business day immediately following the date on which any Collateral Term Sheet was first delivered to a prospective investor in such Offered Certificates, the Underwriter shall deliver to the Company five complete copies of all materials provided by the Underwriter to prospective investors in the Offered Certificates that constitute "Collateral Term Sheets." Each delivery of a Collateral Term Sheet to the Company pursuant to this paragraph (a) shall be effected by delivering one copy of such materials to the Company. (Collateral Term Sheets and Structural Term Sheets are, together, referred to herein as "ABS Term Sheets.") At the time of each such delivery, the Underwriter shall indicate in writing that the materials being delivered constitute Collateral Term Sheets, and, if there has been any prior such delivery with respect to the related Series, shall indicate whether such materials differ in any material respect from any Collateral Term Sheets previously delivered to the Company with respect to such Series pursuant to this
Section 9(a) as a result of the occurrence of a material change in the characteristics of the related Mortgage Loans.

            (b) The Underwriter represents and warrants to and agrees with the Company as of the date of the related Terms Agreement and as of the Closing Date, that:

                        (i) The Collateral Term Sheets furnished to the Company pursuant to Section 9(a) constitute all of the materials furnished to prospective investors by the Underwriter prior to time of delivery thereof to the Company that are required to be filed with the Commission as "Collateral Term Sheets" with respect to the related Offered Certificates in accordance with the PSA Letter, and such Collateral Term Sheets comply with the requirements of the PSA Letter; and

                      (ii) On the date any such Collateral Term Sheets with respect to such Offered Certificates were last furnished to each prospective investor and on the date of delivery thereof to the Company pursuant to Section 9(a) and on the related Closing Date, such Collateral Term Sheets did not and will not include any untrue statement of a material fact or, when read in conjunction with the Prospectus and Prospectus Supplement, omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

Notwithstanding the foregoing, the Underwriter makes no representation or warranty as to whether any Collateral Term Sheet included or will include any untrue statement or material omission resulting directly from any Mortgage Pool Error (except any Corrected Mortgage Pool Error, with respect to materials prepared after the receipt by the Underwriter from the Company of notice of such Corrected Mortgage Pool Error or materials superseding or correcting such Corrected Mortgage Pool Error).

            (c) The Underwriter acknowledges and agrees that any Collateral Term
Sheets with respect to any Series of Certificates furnished to prospective investors from and after the date hereof will have been prepared and disseminated by the Underwriter and not by or on behalf of the Company, and that such materials shall include a disclaimer in form satisfactory to the Company to the effect set forth in Section 8(d) hereof, and to the effect that the information contained in such materials supersedes the information contained in any prior Collateral Term Sheet with respect to such Series of Offered Certificates and will be superseded by the description of the related Mortgage Loans in the related Prospectus Supplement and in the Form 8-K relating to such Prospectus Supplement to be filed. The Underwriter agrees that it will not represent to prospective investors that any Collateral Term Sheets were prepared or disseminated on behalf of the Company or Farmer Mac.

            (d) If, at any time when a prospectus relating to the Offered Certificates of a Series is required to be delivered under the Act, it shall be necessary to amend or supplement the related Prospectus as a result of an untrue statement of a material fact contained in any Collateral Term Sheets provided by the Underwriter pursuant to this Section 9 or the omission to state therein a material fact required, when considered in conjunction with the related Prospectus and Prospectus Supplement, to be stated therein or necessary to make the statements therein, when read in conjunction with the related Prospectus and Prospectus Supplement, not misleading, or if it shall be necessary to amend or supplement any Current Report relating to any Collateral Term Sheets to comply with the Act or the rules thereunder, the Underwriter promptly will prepare and furnish to the Company for filing with the Commission an amendment or supplement which will correct such statement or omission or an amendment which will effect such compliance. The Underwriter represents and warrants to the Company, as of the date of delivery of such amendment or supplement to the Company, that such amendment or supplement will not include any untrue statement of a material fact or, when read in conjunction with the related Prospectus and Prospectus Supplement, omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, the Underwriter makes no representation or warranty as to whether any such amendment or supplement will include any untrue statement resulting directly from any Mortgage Pool Error (except any Corrected Mortgage Pool Error, with respect to any such amendment or supplement prepared after the receipt by the Underwriter from the Company of notice of such Corrected Mortgage Pool Error or materials superseding or correcting such Corrected Mortgage Pool Error). The Company shall have no obligation to file such amendment or supplement if the Company determines that (i) such amendment or supplement contains any untrue statement of a material fact or, when read in conjunction with the related Prospectus and Prospectus Supplement, omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading; it being understood, however, that the Company shall have no obligation to review or pass upon the accuracy or adequacy of, or to correct, any such amendment or supplement provided by the Underwriter to the Company pursuant to this paragraph
(d) or (ii) such filing is not required under the Act.

            10. Termination. This Agreement (with respect to a particular Certificate Offering) and the related Terms Agreement shall be subject to termination in the absolute discretion of the Underwriter, by notice given to the Company prior to delivery of and payment for the related Offered Certificates, if prior to the related Closing Date (i) trading in securities generally on the New York Stock Exchange shall have been suspended or materially limited, (ii) a general moratorium on commercial banking activities in New York shall have been declared by either federal or New York State authorities, or
(iii) there shall have occurred any outbreak or material escalation of hostilities or other calamity or crisis the effect of which on the financial markets of the United States is such as to make it, in the reasonable judgment of the Underwriter, impracticable to market such Offered Certificates.

            11. Representations and Indemnities to Survive Delivery. The agreements, representations, warranties, indemnities and other statements of the Company and Farmer Mac or its respective officers and of the Underwriter set forth in or made pursuant to this Agreement and the related Terms Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of the Underwriter, the Company or Farmer Mac or any of the officers, directors or controlling persons referred to in Section 7 hereof, and will survive delivery of and payment for the related Offered Certificates. The provisions of Section 7 hereof shall survive the termination or cancellation of this Agreement and the related Terms Agreement.

            12. Successors. This Agreement and the related Terms Agreement will inure to the benefit of and be binding upon the parties hereto and thereto and their respective successors and the officers, directors and controlling persons referred to in Section 7 hereof, and their successors and assigns, and no other person will have any right or obligation hereunder or thereunder. No purchaser of any Offered Certificate from the Underwriter shall be deemed a successor or assign by reason of such purchase.

            13. APPLICABLE LAW. THIS AGREEMENT AND THE RELATED TERMS AGREEMENT WILL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED THEREIN.

            14. Miscellaneous. This Agreement, as supplemented by the related Terms Agreement, supersedes all prior and contemporaneous agreements and understandings relating to the subject matter hereof. This Agreement and the related Terms Agreement or any term of each may not be changed, waived, discharged or terminated except by an affirmative written agreement made by the party against whom enforcement of the change, waiver, discharge or termination is sought. The headings in this Agreement and the related Terms Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof or thereof.

            15. Notices. All communications hereunder will be in writing and effective only on receipt, and, if sent to the Underwriter, will be delivered to it at the address first above written; or if sent to the Company or Farmer Mac, will be delivered to 919 18th Street, N.W. Washington, D.C. 20006, Attention:
General Counsel.

            If the foregoing is in accordance with your understanding of our agreement, please sign and return to the undersigned a counterpart hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Company, Farmer Mac and the Underwriter.

                                Very truly yours,

                                    FARMER MAC MORTGAGE SECURITIES
                                    CORPORATION



                                    By:  /s/ Nancy E. Corsiglia
                                       --------------------------
                                     Name:  Nancy E. Corsiglia
                                     Title: Vice President


                                    FEDERAL AGRICULTURAL MORTGAGE
                                    CORPORATION



                                    By: /s/ Nancy E. Corsiglia
                                       --------------------------
                                     Name:   Nancy E. Corsiglia
                                     Title:  Vice President



The  foregoing  Agreement is hereby
confirmed and accepted as of the date
first above written.

GREENWICH CAPITAL MARKETS, INC.



By:  /s/ John Paul Graham
   ----------------------
  Name: John Paul Graham
  Title:Vice President

                                                                 EXHIBIT A

                  FARMER MAC MORTGAGE SECURITIES CORPORATION
              Guaranteed Agricultural Mortgage-Backed Securities
                                  Series -

          Guaranteed by the Federal Agricultural Mortgage Corporation

                                TERMS AGREEMENT
                                ---------------
                          (to Underwriting Agreement,
                              dated         ,
                                    --------
              among the Company, Farmer Mac and the Underwriter)


Farmer Mac Mortgage Securities Corporation                  [Date]
919 18th Street, N.W.
Washington D.C. 20006

Federal Agricultural Mortgage Corporation
919 18th Street, N.W.
Washington D.C. 20006

            [Name of Underwriter] (the "Underwriter") agrees, subject to the terms and provisions herein and of the captioned Underwriting Agreement (the "Underwriting Agreement"), to purchase the Classes of Series Certificates specified in Section 1(a) hereof (the "Offered Certificates"). This Terms
Agreement supplements and modifies the Underwriting Agreement solely as it relates to the purchase and sale of the Offered Certificates described below. The Series Certificates are registered with the Securities and Exchange
Commission by means of an effective Registration Statement (No. 33- ). Capitalized terms used and not defined herein have the meanings given them in the Underwriting Agreement.

            Section 1. The Certificates: The Offered Certificates shall be issued as follows:

            (a) Classes: The Offered Certificates shall be issued with the following Class designations, interest rates and principal balances, subject in the aggregate to the variance referred to in Section 1(a):


                   Principal           Interest           Class Purchase
Class               Balance              Rate            Price Percentage


            (b) The Offered Certificates shall have such other characteristics as described in the related Prospectus.

            Section 2. Purchase Price: The Purchase Price for each Class of the Offered Certificates shall be the Class Purchase Price Percentage therefor (determined as set forth in Section 1(a) above) of the initial Class Certificate Principal Balance thereof plus accrued interest at the initial interest rate per annum from and including the Cut-off Date up to, but not including, , ("the Closing Date").

            Section 3. Tax Treatment: [One or more elections will be made to treat the assets of the Trust Fund as a REMIC.]

            If the foregoing is in accordance with your understanding of our agreement, please sign and return to the undersigned a counterpart hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Underwriter, the Company and Farmer Mac.

                                    Very truly yours,

                                    GREENWICH CAPITAL MARKETS, INC.



                                    By:______________________________
                                      Name:
                                      Title:


The foregoing Agreement is hereby confirmed and accepted as of the date first above written.

FARMER MAC MORTGAGE SECURITIES CORPORATION

                                    By:______________________________
                                      Name:
                                      Title:


FEDERAL AGRICULTURAL MORTGAGE CORPORATION

                                    By:______________________________
                                      Name:
                                      Title:

                                                                     EXHIBIT B

                            [Farmer Mac Letterhead]





                                    [Date]

[Underwriter]



                  Re:   Farmer Mac Guaranteed Agricultural
                        Mortgage-Backed Securities
                        Series


Ladies and Gentlemen:

      I am the Vice President and General Counsel of the Federal Agricultural Mortgage Corporation, a federally chartered instrumentality of the United States ("Farmer Mac"), and in such capacity have acted as counsel to Farmer Mac and Farmer Mac Mortgage Securities Corporation (the "Company") in connection with the issuance and sale of $[ ] aggregate principal amount of Guaranteed Agricultural Mortgage-Backed Securities, Series ], (the "Certificates"), to you (the "Underwriter") pursuant to the Underwriting Agreement dated June [ ], 1996 (the "Underwriting Agreement"), as supplemented by the Terms Agreement dated June [ ], (the "Terms Agreement"), each by and among the Company, Farmer Mac and the Underwriter.

      The Certificates have been issued pursuant to a Trust Agreement dated as of [ ] (the "Trust Agreement"), as supplemented by an Issue Supplement dated [ 1], 20[ ] (the "Issue Supplement" and together with the Trust Agreement, the "Agreement"), by and among the Company, as depositor, Farmer Mac, as guarantor, and [U.S. Bank Trust National Association/Farmer Mac], as trustee (the "Trustee"). Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Agreement.

      In arriving at the opinions expressed below, I have made such legal and factual examinations and inquiries, and have examined and relied upon originals or copies, certified or otherwise identified to my satisfaction, of such other certificate, corporate records, agreements and other instruments and documents, as I have deemed advisable or necessary for the purpose of rendering this opinion.

      Based upon the foregoing and my consideration of such other matters of fact and questions of law as I have deemed relevant in the circumstances, I am of the opinion that:

                       (i) Farmer Mac has been duly incorporated and is validly existing as a federally chartered instrumentality of the United States, pursuant to Title VIII of the Farmer Credit Act of 1971, as amended (the "Act"), and has statutory authority under the Act to enter into and perform its obligations under the Agreement, the Underwriting
         Agreement and Terms Agreement and to consummate the transactions contemplated thereby.

                    (ii) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware and has corporate power and authority to enter into and perform its obligations under the Agreement, the Underwriting Agreement and Terms Agreement and to consummate the transactions contemplated thereby.

                   (iii) When duly issued and outstanding, the Certificates will be entitled to the benefits of the Agreement and the Farmer Mac Guarantee to the extent described in the Issue Supplement.

         In rendering the opinions set forth above, I do not express any independent opinion concerning law other than the Delaware General Corporation Law, the laws of the District of Columbia and the federal law of the United States of America.

         This opinion is delivered to you pursuant to the Underwriting Agreement and in connection with the transactions contemplated thereby and may not be relied upon by you or any other person in any other context without my prior written consent. This opinion is given as of the date hereof and I assume no obligation to advise you of changes that may thereafter be brought to my attention.

                                Very truly yours,

                                                                EXHIBIT 1.3.1

                                 Terms Agreement



                  FARMER MAC MORTGAGE SECURITIES CORPORATION
                     Guaranteed Agricultural Mortgage-Backed Securities
                      Series -Farmer Mac II Trust 2000-A

          Guaranteed by the Federal Agricultural Mortgage Corporation

                                TERMS AGREEMENT
                                ---------------
                          (to Underwriting Agreement,
                             dated April 27, 2000
              among the Company, Farmer Mac and the Underwriter)


Farmer Mac Mortgage Securities Corporation                  April 27, 2000
919 18th Street, N.W.
Washington D.C. 20006

Federal Agricultural Mortgage Corporation
919 18th Street, N.W.
Washington D.C. 20006

            Greenwich Capital Markets, Inc. (the "Underwriter") agrees, subject to the terms and provisions herein and of the captioned Underwriting Agreement (the "Underwriting Agreement"), to purchase the Series Farmer Mac II Trust 2000-A Certificates specified in Section 1(a) hereof (the "Offered Certificates"). This Terms Agreement supplements and modifies the Underwriting Agreement solely as it relates to the purchase and sale of the Offered Certificates described below and such Underwriting Agreement relates solely to such Offered Certificates. The Series Farmer Mac II Trust 2000-A Certificates are registered with the Securities and Exchange Commission by means of an effective Registration Statement (No.333-80805). Capitalized terms used and not def0ined herein have the meanings given them in the Underwriting Agreement.

            Section 1.  The  Certificates:   The  Offered  Certificates shall be
issued as follows:

            (a) Classes: The Offered Certificates shall be issued with the following Class designations, interest rates and principal balances, subject in the aggregate to the variance referred to in Section 1(a):


                   Principal           Interest           Class Purchase
Class             Balance (1)            Rate            Price Percentage
-----             -----------            ----            ----------------

A                 $68,791,470          Variable             107.0625 %

-------------
(1)   Plus or minus 5%.


            (b) The Offered Certificates shall have such other characteristics as described in the related Prospectus.

            Section 2. Purchase Price: The Purchase Price for each Class of the Offered Certificates shall be the Class Purchase Price Percentage therefor (determined as set forth in Section 1(a) above) of the initial Class Certificate Principal Balance thereof plus accrued interest at the initial effective interest rate per annum from the Cut-off Date up to, but not including, April 28, 2000 ("the Closing Date").

            Section 3. Tax Treatment: No election will be made to treat the assets of the Trust Fund as a REMIC.

            If the foregoing is in accordance with your understanding of our agreement, please sign and return to the undersigned a counterpart hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Underwriter, the Company and Farmer Mac.

                                    Very truly yours,

                                    GREENWICH CAPITAL MARKETS, INC.



                                    By:/s/ John Paul Graham
                                       ______________________
                                       Name: John Paul Graham
                                       Title:Vice President


The  foregoing  Agreement is hereby
confirmed and accepted as of the date
first above written.

FARMER MAC MORTGAGE SECURITIES CORPORATION

By:   /s/ Nancy E. Corsiglia
      ------------------------
      Name: Nancy E. Corsiglia
      Title:   Vice President


FEDERAL AGRICULTURAL MORTGAGE CORPORATION

By:   /s/Nancy E. Corsiglia
      -----------------------
      Name:  Nancy E. Corsiglia
      Title:    Vice President

                                                                EXHIBIT 4.4

                                 Trust Agreement

             --------------------------------------------------------


                   FEDERAL AGRICULTURAL MORTGAGE CORPORATION

                                 FARMER MAC II

                    GUARANTEED AGRICULTURAL MORTGAGE-BACKED
                              SECURITIES PROGRAM


                            MASTER TRUST AGREEMENT

            -------------------------------------------------------

                               TABLE OF CONTENTS

                                                                            PAGE

ARTICLE I - Defined Terms......................................................2
      Section 1.01.  General Definitions.......................................2

ARTICLE II - Applicable Documentation; Conveying of Guaranteed Portions.......10
      Section 2.01.  Issue Supplement.........................................10
      Section 2.02.  Issue Supplement and Trust Agreement.....................10
      Section 2.03.  Authorized Officers......................................10
      Section 2.04.  Delivery of Instruments..................................10
      Section 2.05.  Conveyance of Guaranteed Portions........................10
      Section 2.06.  Safekeeping and Release of Required Documents............11

ARTICLE III - The Certificates................................................11
      Section 3.01. Certificates Issuable in Series and Classes; General Provisions with Respect to Principal and Interest
                     Distributions............................................11
      Section 3.02.  Issuance of Certificates.................................12

ARTICLE IV - Pool Administration .............................................12
      Section 4.01.  Duties of Trustee........................................12
      Section 4.02.  Demands Under the USDA Guarantee.........................13
      Section 4.03.  Waivers and Modifications of Guaranteed Portions.........13
      Section 4.04.  Payments Under the Farmer Mac Guarantee..................13
      Section 4.05. Optional Purchase of Delinquent Guaranteed Portions; Substitution or Purchase of Defective Guaranteed Portions
                     .........................................................14
      Section 4.06.  Servicing  Compensation;  Payment  of  Certain  Expenses by
                     Farmer Mac...............................................15

ARTICLE V - Certificate Account; Distributions; Farmer Mac Guarantee..........15
      Section 5.01.  Certificate Account......................................15
      Section 5.02.  Publication of Certificate Principal Factors.............16
      Section 5.03.  Withdrawals from the Certificate Account.................16
      Section 5.04.  Distributions on Certificates............................17
      Section 5.05.  Farmer Mac Guarantee.....................................17

ARTICLE VI - Limitation of Liability..........................................18
      Section 6.01.  General Limitation.......................................18
      Section 6.02.  Measure of Liability.....................................18

ARTICLE VII - Farmer Mac......................................................19
      Section 7.01.  Resignation..............................................19
      Section 7.02.  Merger or Consolidation..................................19
      Section 7.03.  Succession Upon Default..................................19
      Section 7.04.  Farmer Mac as Holder.....................................20

ARTICLE VIII - Concerning the Trustee.........................................21
      Section 8.01.  Duties of Trustee........................................21
      Section 8.02.  Certain Matters Affecting the Trustee....................22
      Section 8.03.  Trustee   Not   Liable   for   Certificates  or  Guaranteed
                     Portions.................................................23
      Section 8.04.  Trustee May Own Certificates.............................24
      Section 8.05.  Indemnification of the Trustee...........................24
      Section 8.06.  Eligibility Requirements for Trustee.  ..................24
      Section 8.07.  Resignation and Removal of the Trustee...................24
      Section 8.08.  Successor Trustee........................................25
      Section 8.09.  Merger or Consolidation of Trustee.......................25
      Section 8.10.  Appointment of Co-Trustee or Separate Trustee............25
      Section 8.11.  Controlling Provisions...................................26
      Section 8.12.  Trustee Fees.............................................26

ARTICLE IX - Termination......................................................27
      Section 9.01.  Termination..............................................27

ARTICLE X - Supplemental Agreements...........................................27
      Section 10.01. Permissible Without Action by Certificateholders.........27
      Section 10.02. Waivers  and  Supplemental  Agreements   With   Consent  of
                     Holders..................................................28

ARTICLE XI - Miscellaneous....................................................29
      Section 11.01. Holders..................................................29
      Section 11.02. FRBNY as Agent...........................................29
      Section 11.03. Governing Law............................................29
      Section 11.04. Demands, Notices, Communications.........................29
      Section 11.05. Severability of Provisions...............................30

                   FEDERAL AGRICULTURAL MORTGAGE CORPORATION

                                 FARMER MAC II

                    GUARANTEED AGRICULTURAL MORTGAGE-BACKED
                              SECURITIES PROGRAM


                            MASTER TRUST AGREEMENT


      MASTER TRUST AGREEMENT (the "Trust Agreement") made and entered into as of the 31st day of March 2000, by and between the FEDERAL AGRICULTURAL MORTGAGE CORPORATION, a federally chartered instrumentality of the United States ("Farmer Mac"), as issuer (in such capacity, the "Issuer") and trustee (in such capacity, the "Trustee"), and FARMER MAC MORTGAGE SECURITIES CORPORATION ("FMMSC"), a corporation organized and existing under the laws of the State of Delaware, as depositor (in such capacity, the "Depositor").

                              W I T N E S S E T H
                              - - - - - - - - - -

      WHEREAS, Farmer Mac is authorized pursuant to Title VIII of the Farm Credit Act of 1971, as amended (the AAct@), to guarantee the timely payment of principal and interest in respect of securities issued with respect to pools of guaranteed portions (the "Guaranteed Portions") of loans partially guaranteed by the United States of America, acting through the United States Department of Agriculture, pursuant to authority contained in 7 U.S.C. ss.ss.
1922-1970;

      WHEREAS, Farmer Mac intends to acquire Guaranteed Portions for concurrent or subsequent assignment to separate trusts created hereunder and by the related Issue Supplements;

      WHEREAS, Farmer Mac intends to guarantee pursuant to the Act and in accordance with the terms hereof and each related Issue Supplement the Certificates evidencing beneficial interests in each trust formed by it; and

      WHEREAS, each trust will be administered and in all respects governed in accordance herewith and the related Issue Supplement.

      NOW, THEREFORE, the parties to this Trust Agreement, in the several capacities hereinabove set forth, do hereby declare and establish this Trust Agreement and do hereby undertake and otherwise agree as follows:

                                    ARTICLE I

                                 Defined Terms

      Section 1.01.     General  Definitions.   Whenever   used  in  this  Trust
Agreement,  the following words and phrases shall have the following meanings:

      Act: Title VIII of the Farm Credit Act of 1971, as amended (12 U.S.C.ss. 2279aa).

      Administration Fee: With respect to any Guaranteed Portion, the fee payable to Farmer Mac with respect thereto out of payments or Purchase Proceeds in respect of interest thereon computed on the simple interest method and the same accrual calculation method on the same principal balance on which the Guaranteed Loan interest rate accrues and on the basis of the Administration Fee Rate.

      Administration Fee Rate: With respect to any Series, as defined in the related Issue Supplement.

      Advances: Delinquency Advances, Early Payment Advances or Timing Advances, or any combination of them, as the context may require.

      Agreement: With respect to any Series, the collective provisions of this Master Trust Agreement and the related Issue Supplement.

      Aggregate Certificate  Principal Balance: The aggregate of the Certificate
Principal   Balances  of   all  Certificates  of  a  Series  as  of  the date of
determination.

      Assignment Guarantee Agreement: With respect to each Guaranteed Portion, the assignment on Form 4279-6 (or such other form as may be authorized for use as an "Assignment Guarantee Agreement" by USDA) executed by the related Lender, the assignee or holder of the Guaranteed Portion named therein and USDA.

      Authorized Officer: The President or any Vice President of Farmer Mac or FMMSC, as the context requires.

      Balloon Payment: With respect to any Guaranteed Portion that provides for the principal portion of the Scheduled Payments due thereon based on an amortization schedule more than one year longer than the remaining term to stated maturity of such Guaranteed Portion, the principal amount due on the stated maturity date of such Guaranteed Portion.

      Borrower: With respect to any Guaranteed Loan the Guaranteed Portion of which is included in a Pool, the obligor or obligors thereon.

      Business Day: Any day other than (i) a Saturday or a Sunday, (ii) a day on which FRBNY authorizes banking institutions in the Second Federal Reserve District to be closed, (iii) a day on which banking institutions in the State of New York are required or authorized by law to be closed, or (iv) a day on which the offices of Farmer Mac are closed.

      Certificate: A Guaranteed Agricultural Mortgage-Backed Security which (i) is issued in book-entry form and is maintained in the name of a record owner as an entry on the books of FRBNY under a designation specifying the Series, Class and Denomination thereof, or (ii) if so provided in the applicable Issue Supplement for a Series, is issued in definitive or temporary form subject to the provisions of such Issue Supplement.

      Certificate Account: As to any Series, the account created and maintained pursuant to Section 5.01.

      Certificate  Distribution Amount:  With respect to  a  particular   Series
and Distribution Date, the sum of

            (a)   the Net Interest Funds for the related Collection Period;

            (b) the Principal Distribution Amount for the related Collection Period; and

            (c) the amount of all Prepayment  Penalties actually received by the
                Trustee during the related Collection Period.

      Certificate Principal Balance: As to any Certificate, as of the Closing Date and prior to the initial Distribution Date for the related Trust Fund, the Denomination thereof and, as to any Certificate subsequent to such initial Distribution Date, the Denomination thereof multiplied by the applicable Certificate Principal Factor.

      Certificate Principal Factor: As of any date of determination and as to any Class of Certificates, a fraction the numerator of which is (i) the aggregate of the Denominations of all Certificates of such Class less (ii) the aggregate amount of all Principal Distribution Amounts, if any, allocable thereto prior to such date of determination and the denominator of which is the aggregate of the Denominations of all Certificates of such Class.

      Certificateholder or Holder: As to any Certificate, the record owner on FRBNY's books, or, in the case of a Certificate issued in definitive or temporary form, the holder thereof as specified in the certificate register specified in the applicable Issue Supplement.

      Class: With respect to any Series, all Certificates of such Series with the same terms.

      Class Certificate Principal Balance: With respect to any Class at any time, the aggregate of the Certificate Principal Balances of all Certificates of such Class.

      Closing Date:   As  to any Series, the date specified in the related Issue
Supplement.

      Code: The Internal Revenue Code of 1986, including any successor or amendatory provisions.

      Collection Period: As to any Distribution Date, the second calendar month preceding the month of such Distribution Date.

      Curtailment: Either (i) any Principal Prepayment made by a Borrower that is not a Principal Prepayment in Full, (ii) any amount deemed to be such in connection with a substitution pursuant to Section 4.05 or (iii) any other recoveries that were applied to reduce the principal balance of the related Guaranteed Portion.

      Cut-Off Date: As to any Series, the date specified in the related Issue Supplement.

      Cut-Off Date Principal Balance: With respect to any Guaranteed Portion, the unpaid principal balance thereof at the Cut-Off Date. With respect to any Substitute Guaranteed Portion the unpaid principal balance thereof at the first day of the month of the date of substitution thereof after giving effect to all amounts payable on or prior thereto, whether or not paid.

      Delinquency Advance: With respect to any Collection Period and for any Guaranteed Portion (i) that has a Due Date in such Collection Period, (ii) for which a payment is not received during such Collection Period, (iii) and for which an Early Payment Advance was not made, an amount equal to interest at the related Guaranteed Loan interest rate (net of all Fees) on the principal balance of the Guaranteed Portion (calculated based on the simple interest accrual method) for the number of days between the date the most recent payment was received or Advance was made with respect to the Guaranteed Portion and the last day of such Collection Period, except that, with respect to any Guaranteed Portion for which interest is calculated on the basis of a 360 day year consisting of 30 day months, each month shall be deemed to have not more than 30 days for the purpose of calculating any Delinquency Advance.

      Denomination: As to any Certificate of any Series, the principal balance of such Certificate as of the Closing Date for such Series.

      Distribution Date: As to any Class, a day of the month specified in the related Issue Supplement (or if such day is not a Business Day, the Business Day immediately following) of each month specified in the related Issue Supplement as a month for a Distribution Date for the Certificates of such Class.

      Due Date: With respect to any Guaranteed Portion, each date upon which a Scheduled Payment is due in accordance with the amortization schedule initially applicable thereto.


      Early Payment Advance: With respect to any Collection Period and for any Guaranteed Portion with respect to which a payment is received in such Collection Period, but there is no payment due in such Collection Period, an amount equal to interest at the related Guaranteed Loan interest rate (net of all Fees) on the principal balance of the Guaranteed Portion as reduced by application of such payment (calculated based on the simple interest accrual method) for the number of days from the date of receipt of such payment through the last day of the calendar month of receipt of such payment.

      Eligible   Depository:   FRBNY,   the  Trustee  or  any  other  depository
institution or trust company approved in writing by an Authorized Officer of Farmer Mac incorporated under the laws of the United States of America or any state thereof and subject to supervision and examination by federal or state banking authorities.

      Eligible Investments: Any one or more of the following obligations or securities:

            (i) direct  obligations of, and obligations fully guaranteed by, the
      United   States  of  America,   Farmer   Mac,  or  any  other   agency  or
      instrumentality of the United States of America;

           (ii) as to any Series, any other obligation or security specified in the related Issue Supplement; and

          (iii) any investment acceptable to Farmer Mac.

      Event of Default:  An event as described in Section 7.03.

      Farmer  Mac:  Federal  Agricultural  Mortgage   Corporation,  a  federally
chartered instrumentality of the United States, or its successor in interest or any successor appointed as herein provided.

      Farmer  Mac  Guarantee:   With  respect  to  any  Series,   the  guarantee
obligations of Farmer Mac with respect to the Certificates of such Series pursuant to Section 5.05 hereof.

      Fees:  With  respect  to  any  Guaranteed   Portion,   collectively,   the
applicable Administration Fee, Guarantee Fee and Servicing Fee.

      Final Distribution Date: As to any Class, the date set forth for such Class in the related Issue Supplement.

      Final Guaranteed  Portion  Assignment:   With  respect to  each Guaranteed
Portion, the Guaranteed Portion Assignment executed by the related Seller and FMMSC.

      FMMSC:  Farmer  Mac  Mortgage  Securities  Corporation,   a  wholly  owned
subsidiary of Farmer Mac and a corporation organized and existing under the laws of the State of Delaware, or its successor in interest.

      FRBNY:  The Federal Reserve Bank of New York.

      Guarantee Fee: With respect to any Guaranteed Portion, the fee payable to Farmer Mac with respect thereto out of payments or Purchase Proceeds in respect of interest thereon computed on the simple interest method and the same accrual calculation method on the same principal balance on which the Guaranteed Loan interest rate accrues and on the basis of the Guarantee Fee Rate.

      Guarantee Fee Rate: With respect to any Series, as defined in the related Issue Supplement.

      Guarantee Reimbursement Amount: With respect to any Trust Fund, the excess, if any of amounts paid by Farmer Mac as Advances pursuant to Section
5.05 to Holders of Certificates, over amounts received by Farmer Mac (other than Guarantee Fees, Administration Fees or other fees or expenses otherwise payable to it) in reimbursement therefor.

      Guaranteed Loan: A loan a portion of which is guaranteed by USDA under the authorities contained in 7 U.S.C.ss.ss. 1922-1970.

      Guaranteed Portion: That portion of a Guaranteed Loan which is covered by a USDA Guarantee.

      Guaranteed Portion Assignment: With respect to each Guaranteed Portion, a GGLDA Approved USDA Guaranteed Loan Assignment Agreement executed, in the case of an assignment by a Seller to FMMSC, by the Seller and FMMSC and, in the case of an assignment by a previous assignor to the Seller or a previous assignee, by such assignor and the Seller or such assignee.

      Guaranteed Portion Schedule: With respect to any Trust Fund, the schedule attached to the related Issue Supplement identifying the Guaranteed Portions comprising the related Pool.

      Initial Deposit: As to any Series, the amount, if any, to be deposited in the related Certificate Account on the related Closing Date as specified in the related Issue Supplement.

      Interest Funds: With respect to any Distribution Date and the related Collection Period, an amount equal to the sum of:

            (i) interest received from Borrowers during such Collection Period (but in the case of the first Collection Period, the interest accrued from and received after the Cut-off Date);

           (ii) the interest portion of recoveries received from Lenders or the USDA during such Collection Period; and

          (iii) Advances, if any, relating to such Collection Period.

      Issue Supplement: An instrument executed by the parties hereto pursuant to
Section 2.01 which supplements this Trust Agreement and identifies and establishes, among other things, a particular Trust Fund and a particular Series of Certificates related to such Trust Fund.

      Issuer:  Farmer Mac.

      Lender: With respect to any Guaranteed Portion, the Person who is acting as the Alender@ under the related Assignment Guarantee Agreement.

      Loan Note Guarantee: With respect to each Guaranteed Portion, the guarantee thereof by USDA executed on Form 4279-5, or such other form as may be designated by USDA as a Loan Note Guarantee with respect to Guaranteed Loans.

      Master Trustee Agreement: If Farmer Mac is no longer the Trustee, the agreement, as the same may be amended from time to time, between Farmer Mac and the Trustee.

      Net Interest Funds: With respect to any Distribution Date and the related Collection Period, an amount equal to Interest Funds for such Collection Period, less the sum of:

         (i)   the Servicing Fee payable with respect to such Collection Period;

         (ii)  the Guarantee Fee payable with respect to such Collection Period;

         (iii) the Administration Fee payable with respect to such Collection Period; and

         (iv) reimbursements for Advances made in prior Collection Periods with respect to Guaranteed Portions for which payments were received in such Collection Period.

      Officer's Certificate: A certificate signed by an Authorized Officer of Farmer Mac or FMSSC, as the context requires.

      Opinion of Counsel: A written opinion of counsel, who may be counsel for Farmer Mac.

      Person: Any legal person, including any individual, corporation, partnership, joint venture, association, joint stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

      Pool: With respect to any Series, all Guaranteed Portions included within the related Trust Fund and identified in a related Issue Supplement.

      Prepayment Penalty: With respect to any Guaranteed Portion, any penalty or premium payment paid or payable, as the context requires, by the related Borrower in connection with any Principal Prepayment.

      Principal Distribution Amount: With respect to a particular Class and Distribution Date, all payments of principal (including any Balloon Payments, Principal Prepayments and any Purchase Proceeds allocable to principal) received on the Guaranteed Portions during the related Collection Period, plus, with respect to the Final Distribution Date, any amounts of ultimate principal paid by Farmer Mac under the Farmer Mac Guarantee.

      Principal Prepayment: Any payment or other recovery of principal on a Guaranteed Portion that is received in advance of its scheduled Due Date and is not accompanied by an amount as to interest representing scheduled interest due on any date or dates in any period subsequent to the Collection Period in which such prepayment occurs.

      Principal Prepayment in Full: Any payment received on a Guaranteed Portion that is in excess of the installment of principal and interest due thereon in an amount sufficient to pay the entire principal balance of such Guaranteed Portion.

      Purchase Price: As to any Guaranteed Portion, the unpaid principal balance thereof together with accrued and unpaid interest thereon at the related Guaranteed Loan interest rate (net of all Fees) to the date such Guaranteed Portion is purchased from the Trust.

      Purchase Proceeds: The proceeds of the purchase by USDA, or the repurchase by the Lender, of a Guaranteed Portion pursuant to the terms and provisions of the related USDA Guarantee.

      Record Date: As to any Class and Distribution Date, the close of business on the last Business Day of the second month prior to the month of such Distribution Date.

      Required Documents: As to each Guaranteed Portion, the documents relating thereto and specified in Section 2.05(b).

      Responsible Officer: When used with respect to the Trustee, any officer of the Trustee, including any Chairman or any President, any Vice President, any Secretary, any Assistant Secretary or any other officer of the Trustee customarily performing functions similar to those performed by the persons who at the time shall be such officers and also, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

      Scheduled Payment: As to any Guaranteed Portion and any Due Date, the payment of principal and/or interest due thereon in accordance with the amortization schedule provided at the time applicable thereto (after adjustment, if any, for any Curtailments (other than as described in clause (ii) of the definition thereof) or late payments occurring prior to such Due Date but before any other adjustment to such amortization schedule by reason of any bankruptcy or similar proceeding or any moratorium or similar waiver or grace period).

      Seller: Any entity that sold Guaranteed Portions to FMMSC and that is identified as a Seller in the applicable Issue Supplement or Guaranteed Portion Schedule.

      Series: A  separate  series  of  Certificates  issued   pursuant  to  this
Agreement and the related Issue Supplement.

      Servicer:  With respect to any Guaranteed Portion, the related Lender.

      Servicing Fee: With respect to any Guaranteed Portion, the fee charged by the related Servicer.

      Stated Maturity: With respect to any Guaranteed Portion, the date upon which the final installment of principal is due and payable.

      Substitute Guaranteed Portion: Any loan substituted for a defective Guarantee Portion pursuant to Section 4.05.

      Timing Advance: With respect to any Collection Period and for any Guaranteed Portion that has a Due Date in such Collection Period and for which a payment is received in such Collection Period, an amount equal to interest at the related Guaranteed Loan interest rate (net of all Fees) on the principal balance of the Guaranteed Portion as reduced by application of such payment (calculated based on the simple interest accrual method) for the number of days from the date of receipt of such payment through the last day of the calendar month of receipt of such payment, except that, with respect to any Guaranteed Portion for which interest is calculated on the basis of a 360 day year consisting of 30 day months, each month shall be deemed to have not more than 30 days for the purpose of calculating any Timing Advance.

      Trust Agreement: This Master Trust Agreement, dated as of March 31, 2000, by and among, Farmer Mac, as Issuer and Trustee, and FMMSC, as the same is originally executed, or as modified, amended or supplemented in accordance with the applicable provisions hereof.

      Trust Fund: As to any particular Series of Certificates, the corpus of the trust created by this Trust Agreement and the Issue Supplement applicable thereto, consisting of (a) the Guaranteed Portions identified on the related Guaranteed Portion Schedule and the related USDA Guarantees included therein and all proceeds thereof, (b) the Certificate Account and all cash and investments held therein and (c) the Farmer Mac Guarantee applicable to the related Certificates pursuant to Section 5.05.

      Trustee: Federal Agricultural Mortgage Corporation, a federally chartered instrumentality of the United States, or its successor in interest in such capacity, or any successor trustee appointed as herein provided.

      USDA: The United States of America acting through the United States Department of Agriculture, together with any successor thereto.

      USDA Guarantee: With respect to any Guaranteed Portion, the guarantee obligations of USDA with respect thereto as set forth in the related Loan Note Guarantee and Assignment Guarantee Agreement.


                                  ARTICLE II

          Applicable Documentation; Conveying of Guaranteed Portions

      Section 2.01. Issue Supplement. An Issue Supplement establishing a Trust Fund and creating the Certificates evidencing beneficial ownership interests therein shall be executed by the Farmer Mac, as Issuer and Trustee, and FMSSC.

      Each Issue Supplement shall identify and relate to a particular Pool and a particular Series of Certificates evidencing beneficial ownership interests in the related Trust Fund. Farmer Mac shall prepare and maintain for each such Trust Fund a Guaranteed Portion Schedule conforming, except as set forth in such Issue Supplement, to the definition thereof in Article I hereof.

      Section 2.02. Issue Supplement and Trust Agreement. With respect to each Trust Fund established by an Issue Supplement and the related Certificates, the collective terms of this Trust Agreement and such Issue Supplement shall govern the issuance and administration of all Certificates related to such Trust Fund, and all matters related thereto, and shall have no applicability to any other Trust Fund or Certificates. As applied to each Trust Fund established by an Issue Supplement, and the related Certificates, the collective terms of such instruments shall constitute an agreement relating exclusively to such Trust Fund and Certificates to like effect as if the collective terms of all such instruments were set forth in a separate instrument, duly executed and delivered by the respective signatories to this Trust Agreement.

      Section 2.03. Authorized Officers. The manual or facsimile signature of any individual appearing on an Issue Supplement, designated as the signature of an Authorized Officer of Farmer Mac or FMSSC, shall constitute conclusive evidence that such individual is, in fact, authorized by Farmer Mac or FMSSC, as the case may be, to execute such Issue Supplement, notwithstanding that such authorization may have lapsed prior to the effective date of such Issue Supplement.

      Section 2.04. Delivery of Instruments. The Trustee shall furnish to each Certificateholder, upon request, copies of this Trust Agreement and the related Issue Supplement, without attachments, applicable to the Certificate or Certificates held by such Holder.

      Section 2.05. Conveyance of Guaranteed Portions. (a) Concurrently with the execution and delivery of an Issue Supplement, FMMSC shall transfer, assign, set over and otherwise convey to the Trustee, on behalf of the related Certificateholders, all of FMMSC's right, title and interest in and to the Guaranteed Portions identified in the related Guaranteed Portion Schedule, including all payments of principal received and interest thereon accrued and received after the respective date or dates on which the Cut-Off Date Principal Balance was determined (other than payments permitted to be retained by FMMSC by the terms hereof, including payments of interest accrued on and before the Cut-Off Date). In connection with any such conveyance, Farmer Mac shall be deemed to have assigned to the Trustee for the benefit of the related Certificateholders all of Farmer Mac's rights under each applicable Final Guaranteed Portion Assignment and any other relevant agreement between the related Seller and FMMSC, including, but not limited to, the right to enforce the representations and warranties therein against the related Seller, provided, however, that no Certificateholder shall have a direct or derivative cause of action against Seller with regard to any alleged breach of such representations and warranties because of the ownership of any Certificate.

      (b) In connection with any such transfer of a Guaranteed Portion, FMMSC shall cause to be delivered to the Trustee the following documents related to such Guaranteed Portion:

            (i)   the original Final Guaranteed Portion Assignment;

            (ii)  all original prior Guaranteed Portion Assignments, if any;

            (iii) the original Assignment Guarantee Agreement;

            (iv)  copy of the executed Loan Note Guarantee;

            (v)   copy of the executed related Borrower's promissory note;

            (vi) the original Certificate of Incumbency (Form 4279-7), executed by USDA;

            (vii) copy of the  Lender's  Agreement  (Form  4279-4),  executed by the related Lender and USDA; and

            (viii) copy  of  the  prepayment  penalty   pass-through  letter, if
                  any, executed by the related Lender.

      Section 2.06. Safekeeping and Release of Required Documents. All Required Documents with respect to the Guaranteed Portions comprising the Pool relating to an Issue Supplement shall be kept by the Trustee or an agent of the Trustee on its behalf in trust for the exclusive use and benefit of all present and future related Certificateholders. In the event of the (a) prepayment in full of a Guaranteed Portion, (b) repurchase of a Guaranteed Portion by a Lender or (c) purchase of a Guaranteed Portion by USDA, the Trustee shall release to the party indicated in the related consent or request each of the Required Documents held by the Trustee in respect of the Guaranteed Portions indicated therein.

                                  ARTICLE III

                               The Certificates

      Section 3.01. Certificates Issuable in Series and Classes; General Provisions with Respect to Principal and Interest Distributions. Each Series of Certificates may consist of only one Class or may be divided into two or more Classes and shall be designated generally as Farmer Mac II Guaranteed Agricultural Mortgage-Backed Securities, with such particular designations added or incorporated in such title for the Certificates of any particular Series or Class as shall be specified in the related Issue Supplement.

      The aggregate amount of principal of and interest distributable on the Certificates of any Series on any Distribution Date shall be equal to the Certificate Distribution Amount for such Series on such Distribution Date with the principal component of such amount being equal to the related Principal Distribution Amount. Distributions of any such Certificate Distribution Amount shall be made in such amounts as among Classes of Certificates, and subject to such other conditions, as are provided in the Issue Supplement with respect to such Series. All distributions of such Certificate Distribution Amount for any such Distribution Date which are made with respect to a particular Class of Certificates shall be made pro rata among all Certificates of such Class in proportion to their respective principal Denominations, with no preference or priority of any kind.

      Section 3.02. Issuance of Certificates. (a) Except as otherwise provided in the applicable Issue Supplement, the Certificates of any Series shall be issued in book-entry form and shall be maintained in the names of the record owners thereof as entries on the books of FRBNY. The Certificates of any Series shall be in such authorized Denominations as shall be specified in the applicable Issue Supplement and may be transferred or pledged in accordance with and subject to then applicable regulations governing Farmer Mac's use of the book-entry system (as the same shall be in effect at the time of any such transfer or pledge), FRBNY Operating Circulars 21 and 21A and procedures that are followed generally for book-entry securities.

      (b) If an Issue Supplement for a Series so provides, a Series or Class or Classes of Certificates may be issued in definitive or temporary form. Certificates issued in such form shall be subject to the provisions of the related Issue Supplement, including, without limitation, provisions regarding Denominations, registration, transfer, exchange, and, if applicable, conversion to book-entry form.

                                  ARTICLE IV

                             Pool Administration

      Section 4.01. Duties of Trustee. The Trustee agrees to perform the following duties in connection with each Series, subject to the terms of the related Issue Supplement:

      (a) Obligations of Trustee - the obligations of the Trustee as Trustee, include the following:

            (i) Trustee - performance of all duties and obligations of the Trustee set forth herein and in the applicable Issue Supplement.

            (ii) Collection, Calculation and Paying Agent - collection of principal and interest on all Guaranteed Portions, calculation of amounts payable and remittance of payments to Certificateholders as required by Sections 5.01 and 5.04 of this Trust Agreement; and

            (iii) Certificate Reporting Agent - preparation and distribution to the appropriate parties (Farmer Mac and Certificateholders through FRBNY and the posting of factor files) of the reports required in Section 5.02 of this Trust Agreement and any Issue Supplement.

      (b) Pool Processing - The Trustee will receive and examine the Required Documents, verify their accuracy and completeness, and notify the applicable Seller.

      (c) Custody of Required Documents - The Trustee, or an agent of the Trustee on its behalf, will provide physical custody and safekeeping of all Required Documents.

      Section 4.02. Demands Under the USDA Guarantee. Upon determination by the Trustee that either (i) a Borrower has failed to make a required payment on a Guaranteed Loan and such failure has continued for sixty days or (ii) a Lender has failed to remit to the Trustee its pro rata share of any payment made by the Borrower or any loan subsidy in respect of a Guaranteed Portion on or before thirty days following receipt thereof by the Lender, the Trustee may, acting at the direction of Farmer Mac, make written demand upon the Lender for repurchase of the related Guaranteed Portion pursuant to the Assignment Guarantee Agreement, and shall concurrently send a copy of such demand to USDA. If, following a period of thirty days subsequent to such demand, the Lender has failed to exercise its option to repurchase such Guaranteed Portion, the Trustee shall make written demand upon USDA pursuant to the USDA Guarantee for purchase of such Guaranteed Portion or, at the direction of Farmer Mac, withdraw the demand to the Lender. Farmer Mac will make the determination as to the timing of the original demand to the Lender and the withdrawal thereof in accordance with the practices it employs for similar guaranteed portions held for its own account; provided, however, that Farmer Mac shall not direct the Trustee to withdraw a demand if such withdrawal would adversely affect the availability or the amount of the USDA guarantee of the affected Guaranteed Portion. Any Purchase Proceeds received by the Trustee in connection with any such demand or repurchase by the Lender or purchase by USDA shall be promptly deposited by the Trustee in the Certificate Account pursuant to 5.01.

      Section 4.03. Waivers and Modifications of Guaranteed Portions. As loan servicer the Lender may (i) waive, modify or vary any term of any Guaranteed Loan, (ii) consent to the postponement of strict compliance with any such term or (iii) in any manner grant indulgence to any Borrower; provided that the Lender cannot make such changes without the consent of the holder of the related Guaranteed Portion. The Trustee as the holder of each Guaranteed Portion included in a Pool shall not consent to any such proposed change without the consent in writing of Farmer Mac; provided, however, no such change consented to by Farmer Mac or the Trustee shall have effect upon the timing and amounts due on the related Series of Certificates or under the Farmer Mac Guarantee.

      Section 4.04.     Payments Under the Farmer Mac Guarantee.

      (a) Pursuant to regulations of USDA, each Lender is required to remit to the Trustee for deposit in the Certificate Account, on or prior to the 30th day following receipt of the payment from the related Borrower, the amount specified to the Trustee by such Lender in respect of collections on Guaranteed Portions received by such Lender during such Collection Period and reported to the Trustee.

      (b)  If, with respect to any Collection Period and any Guaranteed Portion,

            (i) a Scheduled Payment is received in such Collection Period, but there is no payment due in such Collection Period, Farmer Mac shall make an Early Payment Advance on the related Distribution Date;

            (ii) such Guaranteed Portion has a Due Date in such Collection Period and a payment is received in such Collection Period, Farmer Mac shall make a Timing Advance on the related Distribution Date; and

            (iii) such Guaranteed Portion has a Due Date in such Collection Period and a payment was not received during such Collection Period, and an Early Payment Advance was not made with respect to such payment, Farmer Mac shall make a Delinquency Advance on the related Distribution Date.

      (c) Except for Early Payment Advances, Farmer Mac shall make no Advances for any Guaranteed Portion that does not have a Due Date in the Collection Period related to the applicable Distribution Date.

      (d) Farmer Mac shall withhold, as reimbursement for any Advances made by it, amounts equal to any such Advances out of subsequent payments by Borrowers or Purchase Proceeds with respect to the Guaranteed Portions as to which such Advances were made. If such reimbursement is made from subsequent payments by the applicable Borrower (but not Purchase Proceeds), Farmer Mac shall make an Advance to the extent necessary to pass through to Holders any payment required to be passed through on the applicable Distribution Date.

      (e) Farmer Mac will make all required payments under the Farmer Mac Guarantee to the Certificate Account not later than 10:00 A.M. on the related Distribution Date.

      Section 4.05. Optional Purchase of Delinquent Guaranteed Portions; Substitution or Purchase of Defective Guaranteed Portions. Farmer Mac shall have the right and option, without obligation and in its discretion, to purchase from the related Trust Fund, upon payment of the Purchase Price, any Guaranteed Portion at any time after such Guaranteed Portion becomes and remains delinquent in the payment of any Scheduled Payment or portion thereof for a period of ninety days and as to which the interest accrual period for purposes of the USDA Guarantee is about to expire.

      Farmer Mac may, in the case of a breach of warranty by a Seller of any Guaranteed Portion or a defect in documentation, (i) purchase, or cause the related Seller to purchase, at the Purchase Price such Guaranteed Portion from the Trust Fund or (ii) substitute, or cause the related Seller to substitute, an additional Guaranteed Portion or Guaranteed Portions for such Guaranteed Portion as long as any such substitution takes place within two years of the original issuance of Certificates evidencing beneficial interests in the related Trust Fund. Any Substitute Guaranteed Portion shall (i) have a Cut-Off Date Principal Balance which is not greater than the Cut-Off Date Principal Balance of the replaced defective Guaranteed Portion (the amount of any difference being deemed to be a Curtailment), (ii) have an original final maturity not later than the original final maturity of any Guaranteed Portion in the Trust Fund and not earlier than two years prior to the original final maturity of the related replaced defective Guaranteed Portion, (iii) have a Guaranteed Loan interest rate which, on the date of substitution, is not less than, and is determined similarly to, the interest rate borne by the replaced defective Guaranteed
Portion;  (iv) have  similar  Due  Dates as the  replaced  defective  Guaranteed
Portion; and (v) conform to such other criteria for Substitute Guaranteed Portions as may be set forth in the related Issue Supplement. In connection with any such substitution, Farmer Mac shall amend the Guaranteed Portion Schedule to reflect the withdrawal of the replaced defective Guaranteed Portion and the assignment to the Trustee of the Substitute Guaranteed Portion.

      Section 4.06. Servicing Compensation; Payment of Certain Expenses by Farmer Mac. As compensation for its activities and obligations hereunder, Farmer Mac shall be entitled to retain the applicable Guarantee Fee and Administration Fee, and such other amounts as shall be specified herein and in the related Issue Supplement. The Guarantee Fee and Administration Fee shall be calculated for each Guaranteed Portion, and accrue for the actual number of days, and under the same accrual calculation method, used to calculate interest payable by the Borrower of the related Guaranteed Loan at the applicable fee rate on the outstanding principal balance of the Guaranteed Portion from time to time. Such fees will be withheld by the Trustee in each Collection Period during which a payment for the applicable Guaranteed Portion is received from the applicable Lender or USDA. Farmer Mac shall pay all expenses incurred by it hereunder in connection with its activities and shall, except for any reimbursable expenses as may be set forth herein or the related Issue Supplement, not be entitled to reimbursement therefor.


                                   ARTICLE V

           Certificate Account; Distributions; Farmer Mac Guarantee

      Section 5.01. Certificate Account. On or before the issuance of a Series of Certificates, Farmer Mac shall either (i) open with an Eligible Depository one or more trust accounts in the name of the Trustee applicable to the related Trust Fund that shall collectively be the "Certificate Account" or (ii) in lieu of maintaining any such account or accounts, maintain the Certificate Account for the related Trust Fund by means of appropriate entries on its books and records designating all amounts credited thereto in respect of the related Guaranteed Portions as being held by it for the benefit of the Holders of Certificates evidencing beneficial ownership of such Trust Fund. To the extent that the Certificate Account for any Trust Fund is maintained by Farmer Mac in the manner provided in clause (ii) above, all references herein to deposits and withdrawals from the Certificate Account shall be deemed to refer to credits and debits to the related books of Farmer Mac.

      Farmer Mac shall deposit or cause to be deposited in the Certificate Account the following payments and collections in respect of the Guaranteed Portions comprising the related Pool:


            (i)  all  regular   principal  and  interest   collections  on  such
      Guaranteed Portions remitted to the Trustee by Lenders (other than collections for interest accrued on or prior to the Cut-Off Date);

            (ii) all Prepayment Penalties with respect to such Guaranteed Portions remitted to the Trustee by Lenders;

         (iii) all Purchase Proceeds with respect to such Guaranteed Portions received by the Trustee from Lenders or USDA;

          (iv) all payments under the Farmer Mac Guarantee;

           (v) the Purchase Price for any Guaranteed Portion in such Pool purchased pursuant to Section 4.05;

          (vi) the  amount   of   any   Curtailments  in  connection  with   any
               Substitute Guaranteed  Portions  in  such  Pool  as  described in
               Section 4.05;

         (vii) any Advances; and

        (viii) any Initial Deposit.

      All amounts deposited by Farmer Mac from time to time in a Certificate Account for a Trust Fund, and all investments made with such moneys, including all income or other gain from such investments, shall be held by Farmer Mac in the Certificate Account as part of the Trust Fund as herein provided, subject to withdrawal by Farmer Mac for the purposes set forth in Section 5.03.

      All or a portion of amounts on deposit in a Certificate Account shall be invested and reinvested by Farmer Mac in one or more Eligible Investments bearing interest or sold at a discount. No such investment shall mature later than the Business Day immediately preceding the next applicable Distribution Date except that any investment on which the Eligible Depository, in its commercial capacity, or Farmer Mac is the obligor, may mature on the related Distribution Date. No Eligible Investment may be sold while in the Certificate Account, except to the extent that Farmer Mac believes that a sale of an Eligible Investment is desirable because of the possibility of a default by the obligor thereon.

      Section 5.02. Publication of Certificate Principal Factors. As soon as practicable after giving effect to the distribution of the Principal Distribution Amount on each Distribution Date, Farmer Mac shall make available generally to financial publications and electronic services the Certificate Principal Factor (carried to eight decimal places) for each Class of Certificates.

      Section 5.03. Withdrawals from the Certificate Account. Amounts on deposit in the Certificate Account on the Distribution Date for a Series shall be withdrawn by Farmer Mac, in the amounts required, to the extent funds are available therefor, for application as follows:

      first, from amounts received with respect to a Guaranteed Portion, to the payment to Farmer Mac of the related Guarantee Fee for such Distribution Date or any prior Distribution Date which has not otherwise been paid;

      second, from amounts received with respect to a Guaranteed Portion, to the payment to Farmer Mac of the related Administration Fee for such Distribution Date or any prior Distribution Date which has not otherwise been paid;

      third, from amounts received with respect to a Guaranteed Portion to the payment to Farmer Mac of the related Guarantee Reimbursement Amount;

      fourth,   towards   the   distribution   to   Certificateholders   of  the
Certificate Distribution Amount for such Distribution Date;

      fifth, to the payment to Farmer Mac of any investment income from the Certificate Account;

      sixth, to clear and terminate the Certificate Account pursuant to Section 9.01.

      Section 5.04. Distributions on Certificates. On each Distribution Date for a Series, Farmer Mac shall withdraw from the Certificate Account for such Series, to the extent of funds available therefor, the Certificate Distribution Amount for such Distribution Date.

      Farmer Mac agrees that it shall submit the certification required by the Secretary of the Treasury in order to provide funds to Farmer Mac at least ten Business Days (or such longer or shorter period as the Secretary of the Treasury may hereafter provide by regulation) prior to each Distribution Date on which such funds will be necessary to satisfy Farmer Mac's guarantee obligations under
Section 5.05.

      Section 5.05. Farmer Mac Guarantee. Farmer Mac agrees to pay to the Holders of Certificates of each Series on each Distribution Date therefore the entire Certificate Distribution Amount for such Distribution Date.

      Farmer Mac's obligations hereunder shall inure to the benefit of and shall be enforceable by any Holder of a Certificate through the Trustee (or individually by any such Holder in the event the Trustee shall have failed to make prompt demand upon Farmer Mac after due notification from any such Holder) if, for any reason beyond the control of such Holder, such Holder shall have failed to receive on any Distribution Date such Holder's interest in the Certificate Distribution Amount for such Distribution Date. Farmer Mac hereby irrevocably agrees that its obligations hereunder shall be unconditional, irrespective of the validity, legality or enforceability of, or any change in or amendment to, this Agreement or any Certificate, or any breach with respect to any Administration Fee or Guarantee Fee payable to Farmer Mac in consideration of its guarantee, the failure to pay any Guarantee Reimbursement Amount, the absence of any action to enforce the same, the waiver or consent by the Holder of any Certificate or by the Trustee with respect to any provisions of this Agreement, or any action to enforce the same or any other circumstance that might otherwise constitute a legal or equitable discharge or defense of a guarantor. Farmer Mac hereby waives diligence, presentment, demand of payment, protest or notice with respect to each Certificate or the interest represented thereby, and all demands whatsoever, and covenants that this guarantee will not be discharged except upon complete irrevocable payment of the principal and interest obligations represented by the Certificates.

      Farmer Mac shall be subrogated to all rights of the Holders of Certificates of any Series against the related Trust Fund and the proceeds of the Trust Fund in respect of any amounts paid by Farmer Mac pursuant to the provisions of its guarantee; provided, however, that Farmer Mac's entitlement thereto on any Distribution Date shall be limited to the amount, if any, of any Guarantee Reimbursement Amount.

      No reference herein shall alter or impair the guarantee of Farmer Mac, which is absolute and unconditional, of the due and punctual distribution to Holders of Certificates of each Series on each Distribution Date of the Certificate Distribution Amount therefor.

      The Farmer Mac Guarantee is not an obligation of, and is not guaranteed as to principal or interest by the USDA, the United States of America or any other agency or instrumentality of the United States of America (other than Farmer
Mac).

                                  ARTICLE VI

                            Limitation of Liability

      Section 6.01. General Limitation. Farmer Mac and FMMSC shall be liable under the terms of the Certificates, this Trust Agreement and any related Issue Supplement only to the extent of faithful performance of the duties and responsibilities imposed by the terms of this Trust Agreement and any related Issue Supplement.

      Section 6.02. Measure of Liability. Neither Farmer Mac nor FMMSC nor any of their respective directors, officers, employees or agents shall be under any liability for any action taken or for refraining from the taking of any action in good faith pursuant to the terms of this Trust Agreement and any related Issue Supplement, or for errors in judgment; provided, however, that this provision shall not protect Farmer Mac or FMMSC or any such person against any liability for action or inaction by reason of willful misfeasance, bad faith or negligence, or by reason of willful disregard of obligations and duties.

       Neither Farmer Mac nor FMMSC shall have any obligation to appear in, prosecute or defend any legal action which is not incidental to their respective duties under this Trust Agreement and any related Issue Supplement and which in their opinion may involve either of them in expense or liability; provided, however, that either Farmer Mac or FMMSC in their discretion may undertake any such legal action which they may deem necessary or desirable in the interests of Holders of Certificates.

      In the event that either Farmer Mac or FMMSC in their discretion so determine to undertake any such legal action, the party taking such action for its own account shall pay and defray the expense of any such action, including attorneys' fees. Such expense resulting from any such legal action shall be reimbursable only to the extent amounts are available for withdrawals from the Certificate Account pursuant to clause third of Section 5.03.

                                  ARTICLE VII

                                  Farmer Mac

      Section 7.01. Resignation. Farmer Mac shall not resign from the duties imposed upon it by the terms of this Trust Agreement and any Issue Supplement.

      Section 7.02. Merger or Consolidation. Any corporation or other entity into which Farmer Mac is merged or consolidated, or any corporation or other entity resulting from any merger, conversion or consolidation to which Farmer Mac shall be a party, or any corporation or other entity succeeding to the business of Farmer Mac, shall succeed to and assume all duties imposed upon Farmer Mac by the terms of this Trust Agreement and all Issue Supplements, without the filing of any instrument or the performance of any further act by Farmer Mac or any Certificateholder. Farmer Mac promptly shall furnish written notice of such succession to all Certificateholders.

      Section 7.03. Succession Upon Default. With respect to any Trust Fund, each of the following events shall constitute an Event of Default by Farmer Mac:

            (a) any failure by Farmer Mac to distribute to Holders of Certificates of any Class in such Trust Fund any distribution required to be made under the terms of this Trust Agreement and the related Issue Supplement (including, for this purpose, pursuant to the Farmer Mac Guarantee) which continues unremedied for a period of five days after the date upon which written notice of such failure, requiring the same to be remedied, shall have been given to Farmer Mac by the Holders of
      Certificates of such Class having Certificate Principal Balances aggregating not less than 5% of the aggregate of the Certificate Principal Balances of all of the Certificates of such Class; or

            (b) failure on the part of Farmer Mac duly to observe or perform in any material respect any other of the covenants or agreements on the part of Farmer Mac in this Trust Agreement and the related Issue Supplement which continues unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to Farmer Mac by the Holders of Certificates of any Class in the related Trust Fund having Certificate Principal Balances aggregating not less than 25% of the aggregate of the Certificate Principal Balances of all of the Certificates of such Class; or

            (c) a decree or order of a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator, receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against Farmer Mac and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or

            (d) Farmer Mac shall consent to the appointment of a conservator, receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings relating to Farmer Mac or to all or substantially all of its property; or

            (e) Farmer Mac shall admit in writing its inability to pay its debts generally as they become due, file a petition to invoke any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations.

      With respect to any Trust Fund, upon the occurrence of an Event of Default, and so long as such Event of Default shall not have been remedied, the Trustee or the Holders of Certificates of any Class in the related Trust Fund having Certificate Principal Balances aggregating not less than 25% of the aggregate of the Certificate Principal Balances of all of the Certificates of such Class may (a) terminate all obligations and duties imposed upon Farmer Mac (other than its obligations under the Farmer Mac Guarantee pursuant to Section 5.05) under this Trust Agreement and the related Issue Supplement, and (b) name and appoint a successor or successors to succeed to and assume all of such obligations and duties. Such actions shall be effected by notice in writing to Farmer Mac and shall become effective upon receipt of such notice by Farmer Mac and the acceptance of such appointment by such successor or successors.

      On and after the receipt by Farmer Mac of such written notice and the acceptance by the successor or successors to Farmer Mac, all obligations (other than its continuing obligations under the Farmer Mac Guarantee) and duties imposed upon Farmer Mac under this Trust Agreement and the related Issue Supplement shall pass to and vest in the successor or successors named in the notice, and such successor or successors shall be authorized, and hereby are authorized, to take all such action and execute and deliver all such instruments and documents on behalf of Farmer Mac, as attorney in fact or otherwise, as may be necessary and appropriate to effect the purposes of such written notice.

      Section 7.04. Farmer Mac as Holder. Farmer Mac shall have the right to purchase and hold for its own account any Certificate issued pursuant to the terms of this Trust Agreement and any Issue Supplement, notwithstanding the rights and duties conferred and imposed upon Farmer Mac by this Trust Agreement and any such applicable Issue Supplement. In determining whether the Holders of the requisite amount of Certificates have given any request, demand, authorization, direction, notice, consent or waiver hereunder, any Certificate evidencing a beneficial ownership interest in the related Trust Fund held by Farmer Mac shall be disregarded and deemed not to be outstanding.

                                 ARTICLE VIII

                            Concerning the Trustee

      Section 8.01. Duties of Trustee.
                    -----------------

      (a)...The Trustee, prior to the occurrence of an Event of Default and after the curing of all Events of Default that may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. If an Event of Default occurs and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise as a prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs. Any permissive right of the Trustee contained in this Agreement shall not be construed as a duty.

      (b)...The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they conform to the requirements of this Agreement. If any such instrument is found not to conform to the requirements of this Agreement in a material manner, the Trustee shall take action as it deems appropriate to have the instrument corrected and if the instrument is not corrected to the Trustee's satisfaction, the Trustee will provide notice thereof to the Certificateholders.

      (c)...No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own misconduct; provided, however, that:

            (i) Prior to the occurrence of an Event of Default, and after the curing of all such Events of Default that may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and, in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Agreement;

            (ii) The Trustee shall not be personally liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

            (iii) The Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of Farmer Mac as to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement; and

            (iv) No provision of this Agreement shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

      (d)...For all purposes of this Agreement, the Trustee shall not be deemed to have knowledge of any Event of Default or event that, with notice or lapse of time, or both, would become an Event of Default, unless a Responsible Officer of the Trustee shall have received written notice thereof from a Servicer or Farmer Mac or Certificateholders pursuant to Section 7.03 or a Responsible Officer of the Trustee shall have actual knowledge thereof, and in the absence of such written notice or knowledge no provision hereof requiring the taking of any action or the assumption of any duties or responsibility by the Trustee following the occurrence of any Event of Default or event which, with notice or lapse of time, or both, would become an Event of Default, shall be effective as to the Trustee.

      Section 8.02.  Certain Matters Affecting the Trustee.
                     -------------------------------------

      (a)...Except as otherwise provided in Section 8.01:

            (i) The Trustee may request and rely and shall be protected in acting or refraining from acting upon any resolution, Officers' Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document prima facie in proper form and believed by it to be genuine and to have been signed or presented by the proper party or parties;

            (ii) The Trustee may consult with counsel (including counsel for Farmer Mac), and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

            (iii) The Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders or Farmer Mac, pursuant to the provisions of this Agreement, unless such Certificateholders or Farmer Mac shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities that may be incurred therein or thereby; nothing contained herein shall, however, relieve the Trustee of the obligation, upon the occurrence of an Event of Default (which has not been cured), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise as a prudent investor would exercise or use under the circumstances in the conduct of such investor's own affairs;

            (iv) The Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

            (v) Prior to the occurrence of an Event of Default hereunder and after the curing of all Events of Default that may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing so to do by Farmer Mac or by the Holders of Certificates of the related Series evidencing not less than 25% of the Aggregate Certificate Principal Balance; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such expense or liability as a condition to so proceeding. The reasonable expense of every such investigation shall be paid by Farmer Mac; and

            (vi) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys.

      (b)...It is understood and agreed that, in exercising any right to direct the Trustee in the performance of its duties under this Agreement prior to the occurrence of an Event of Default and after the curing of all Events of Default, Farmer Mac shall be acting for the benefit of the Certificateholders of the related Series; provided, that nothing in this Agreement shall be construed to require Farmer Mac to exercise any such right or to impose any liability on Farmer Mac for its election, in its sole discretion, in any instance to exercise or to refrain from exercising any such right. No failure by Farmer Mac to exercise such right in any instance shall be deemed a waiver of such right in any other instance. The Trustee shall be entitled to rely on any such direction rendered to it by Farmer Mac without inquiry as to the propriety or validity thereof, and shall be protected in acting on such direction.

      Section 8.03. Trustee Not Liable for Certificates or Guaranteed Portions. Except as otherwise expressly provided herein, the Trustee shall not be accountable for the use or application by a Servicer or Farmer Mac of any funds paid to the Servicer or Farmer Mac, in respect of the Guaranteed Portions or deposited in or withdrawn from the Certificate Account by the Servicer or Farmer Mac, as the case may be. The Trustee makes no representations or warranties as to the validity or sufficiency of the Certificates or of any Guaranteed Portion or related document, except that the Trustee represents that this Agreement has been duly authorized, executed and delivered by it and, assuming due execution and delivery by the other parties hereto, constitutes its valid and binding obligation, enforceable against it in accordance with its terms except that such enforceability may be subject to (i) applicable bankruptcy and insolvency laws and other similar laws affecting the enforcement of the rights of creditors generally, and (ii) general principles of equity regardless of whether such enforcement is considered in a proceeding in equity or at law.

      Section 8.04. Trustee May Own Certificates. The Trustee in its individual or any other capacity may become the owner or pledgee of Certificates of any Series with the same rights it would have if it were not Trustee.

      Section 8.05. Indemnification of the Trustee. Farmer Mac shall indemnify the Trustee its individual capacity and as Trustee and any director, officer, employee or agent of the Trustee in its individual capacity and as Trustee for, and hold them harmless against, any loss or liability incurred by any of them without negligence or bad faith on the part of the Trustee in its individual capacity and as Trustee or any such director, officer, employee or agent of the Trustee in its individual capacity and as Trustee and arising out of or in connection with the acceptance or administration of the trusts created herewith, including the costs and expenses of defending the Trustee in its individual capacity and as Trustee or any such director, officer, employee or agent of the Trustee in its individual capacity and as Trustee against any claim or liability incurred by any of them in connection with the exercise or performance of any of their powers or duties hereunder without negligence or bad faith on its or their part, but not including any expenses incurred in the ordinary course of performing the Trustee's duties as set forth herein.

      Section 8.06. Eligibility Requirements for Trustee. The Trustee hereunder shall at all times be Farmer Mac or a corporation having its principal office in a state and city acceptable to Farmer Mac and organized and doing business under the laws of such state or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 or which is a member of a bank holding company whose capital and surplus is at least $50,000,000 and subject to supervision or examination by federal or state authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in Section 8.07.

      Section 8.07. Resignation and Removal of the Trustee. (a) The Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to Farmer Mac. Upon receiving such notice of resignation, Farmer Mac shall promptly appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee. If no successor trustee shall have been so appointed and have accepted appointment within 90 days after giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

      (b) If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 8.06 and shall fail to resign after written request therefor by Farmer Mac or if at any time the Trustee shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then Farmer Mac may remove the Trustee and appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee and Farmer Mac shall give written notice thereof to the Servicer. Notwithstanding the foregoing, any liability of the Trustee under this Agreement arising prior to such termination shall survive such termination.

      (c) Farmer Mac may at any time remove the Trustee solely pursuant to the Master Trustee Agreement and appoint a successor trustee by written instrument or instruments within 90 days of such predecessor Trustee's removal. If no successor trustee shall have been so appointed and have accepted appointment within 90 days after the giving of such notice of removal, the predecessor trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

      (d) Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section shall become effective upon acceptance of appointment by the successor trustee as provided in
Section 8.08 but in no event shall become effective until a successor has been appointed and has accepted the duties of the Trustee.

      Section 8.08. Successor Trustee. (a) Any successor trustee appointed as provided in Section 8.07 shall execute, acknowledge and deliver to Farmer Mac and to its predecessor trustee an instrument accepting such appointment hereunder, and the successor trustee shall secure an Opinion of Counsel (which shall be an expense of such successor trustee) to the effect that, to the extent that the Trust Fund is exempt from Federal income taxation, the Trust Fund is not subject to state and local taxation in the jurisdiction where the successor trustee is located, whereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as trustee herein. The predecessor trustee shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties and obligations.

      (b) No successor trustee shall accept appointment as provided in this Section unless at the time of such acceptance such successor trustee shall be eligible under the provisions of Section 8.06.

      Section 8.09. Merger or Consolidation of Trustee. Any corporation into which the Trustee may be merged or converted or with which it may be consolidated or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to the business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be eligible under the provisions of
Section 8.06, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

      Section 8.10. Appointment of Co-Trustee or Separate Trustee. (a) Notwithstanding any other provisions hereof, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of a Trust Fund or property securing the same may at the time be located, Farmer Mac and the Trustee acting jointly shall have the power to execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees, jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the related Trust Fund, and to vest in such Person or Persons, in such capacity, such title to such Trust Fund, or any part thereof, and, subject to the other provisions of this Section 8.10, such powers, duties, obligations, rights and trusts as Farmer Mac and the Trustee may consider necessary or desirable. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under
Section 8.06 hereunder. Except as specifically provided in the first sentence of this paragraph, the Trustee shall have no other rights to appoint a co-trustee.

      (b) In the case of any appointment of a co-trustee or separate trustee pursuant to this Section 8.10, all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed, the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed by such separate trustee or co-trustee at the direction of the Trustee.

      (c) Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee and co-trustee shall refer to this Agreement and the conditions of this Article VIII. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.

      (d) Any separate trustee and co-trustee may, at any time constitute the Trustee its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in an be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

      Section 8.11. Controlling Provisions. In the event of any conflict between the provisions of the Master Trustee Agreement and this Agreement, the provisions of this Agreement shall be deemed controlling.

      Section 8.12. Trustee Fees. As compensation for its services hereunder, a Trustee other than Farmer Mac shall be entitled to receive from Farmer Mac fees at such times, and in such amounts, as shall be specified for the related Trust Fund in the Master Trustee Agreement. The Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust.


                                  ARTICLE IX

                                  Termination

      Section 9.01. Termination. The respective obligations and responsibilities of Farmer Mac created hereby and by an Issue Supplement shall terminate as to the related Trust Fund upon the distribution by Farmer Mac to all Holders of Certificates evidencing beneficial ownership interests in such Trust Fund of all amounts required to be distributed hereunder and thereunder upon (i) the repurchase by the applicable Lenders or purchase by the USDA of all Guaranteed Portions remaining in the related Trust Fund; (ii) the final payment of the last Guaranteed Portion remaining in the related Trust Fund; or (iii) distribution by Farmer Mac pursuant to the Farmer Mac Guarantee on the Final Distribution Date for the latest maturing Class of the related Series of an amount sufficient to reduce the Class Certificate Principal Balance of such Class to zero; provided, however, that in no event shall any trust created hereby and by the related Issue Supplement continue beyond the expiration of 21 years from the death of the survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States of America to the Court of St. James's, living on the Closing Date of the related Series of Certificates.

      In connection with any such termination, Farmer Mac shall make available to financial publications and electronic services notice for the benefit of Holders of Certificates in the related Trust Fund to the effect that the final distribution will be made on the Distribution Date therein specified to Certificateholders of record on the applicable Record Date.

                                   ARTICLE X

                            Supplemental Agreements

      Section 10.01. Permissible Without Action by Certificateholders. Farmer Mac, FMMSC and the Trustee, from time to time and at any time, may, without the consent of or notice (other than in the case of any instrument supplemental thereto pursuant to clause (b) below) to any Holder of a Certificate, enter into an agreement or other instrument supplemental hereto and which thereafter shall form a part hereof, for any one or more of the following purposes:

            (a) to add to the covenants of Farmer Mac, whether applicable to one or more Trust Funds;

            (b) to evidence the succession pursuant to Article VII of another Person or Persons to Farmer Mac and the assumption by such successor or successors of the obligations of Farmer Mac hereunder (other than the Farmer Mac Guarantee);

            (c) to eliminate any right reserved to or conferred upon Farmer Mac;

            (d) to take such action to cure any ambiguity or correct or supplement any provision in this Trust Agreement or in any Issue Supplement as Farmer Mac may deem necessary or desirable; or

            (e) to modify, eliminate or add to the provisions of this Trust Agreement and any related Issue Supplement to such extent as shall be necessary to maintain the tax exempt status of the Trust Fund under Federal and State law; provided that (i) there shall have been delivered to the Trustee an Opinion of Counsel to the effect that such action is necessary or advisable to maintain such status, and (ii) such amendment shall not have any of the effects described in paragraphs (a) and (b) of the proviso to Section 10.02.

In connection with any such action described in this Section, the Trustee shall be entitled to an Opinion of Counsel to the effect that such action shall not result in any adverse tax consequences to the related Class or Classes of Certificates.

      Section 10.02. Waivers and Supplemental Agreements With Consent of Holders. With the consent of the Holders of Certificates of each Class in the related Trust Fund having Certificate Principal Balances aggregating not less than 66% of the aggregate of the Certificate Principal Balances of all of the Certificates of such Class, (i) compliance by Farmer Mac with any of the terms of this Trust Agreement or the related Issue Supplement may be waived or (ii) Farmer Mac may enter into any Supplemental Agreement for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Trust Agreement or the related Issue Supplement or of modifying in any manner the rights of the Holders of the Certificates issued under this Trust Agreement and the related Issue Supplement; provided that no such waiver or Supplemental Agreement shall:

            (a) without the consent of all Certificateholders affected thereby reduce in any manner the amount of, or delay the timing of, distributions which are required to be made on any Certificate; or

            (b) without the consent of all Certificateholders (i) terminate or modify the Farmer Mac Guarantee with respect to the Certificates of such Series, or (ii) reduce the aforesaid percentages of Certificates, the Holders of which are required to consent to any waiver or any Supplemental Agreement.

      It shall not be necessary for Holders to approve the particular form of any proposed Supplemental Agreement, but it shall be sufficient if such Holders shall approve the substance thereof.

      Promptly after the execution of any Supplemental Agreement pursuant to this Section, Farmer Mac shall give notice thereof to Holders of Certificates. Any failure of Farmer Mac to give such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such Supplemental Agreement.



                                  ARTICLE XI

                                 Miscellaneous

      Section 11.01. Holders. The death or incapacity of any Holder of a Certificate shall not operate to terminate this Trust Agreement or any Issue Supplement, nor entitle such Holder's legal representative or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of the affairs of the related Trust Fund, nor otherwise affect the rights, duties and obligations of any of the parties to this Trust Agreement or any such Issue Supplement.

      No Holder shall have any right to control or to participate in the control and administration of any Trust Fund, nor shall any of the terms of this Trust Agreement or any such Issue Supplement be construed to constitute the Holders and Farmer Mac as partners or members of an association, nor shall any Holder have any duty or liability to any third person by reason of any action taken by the parties to this Trust Agreement or any such Issue Supplement pursuant to the provisions hereof and thereof.

      No Holder shall have any right by virtue of any provision of this Trust Agreement or any Issue Supplement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Trust Agreement or any Issue Supplement unless an Event of Default shall have occurred and be continuing in respect of the Trust Agreement and related Issue Supplement. For the protection and enforcement of the provisions of this Section, each and every Holder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

      Section 11.02. FRBNY as Agent. For each Certificate, FRBNY shall be considered to be acting as the agent of Farmer Mac in providing to and conferring upon the owners of the Certificate, as such owners shall appear on the records of FRBNY, the substantive rights and benefits which are provided for herein for Holders of Certificates. Accordingly, the substantive effect of all provisions herein providing rights and benefits to Holders of Certificates, including, without limitation, provisions relating to distributions, voting and notices, shall apply to such record owners on the books of FRBNY, through FRBNY acting as agent for Farmer Mac.

      Section 11.03. Governing Law. The terms of this Trust Agreement and any Issue Supplement shall be construed in accordance with the laws of the District of Columbia.

      Section 11.04. Demands, Notices, Communications. All formal demands, notices and communications by and between Farmer Mac, the Trustee and the Holder of any Certificate shall be in writing and delivered in person or by first class mail, postage prepaid (a) if to Farmer Mac, the Trustee or the Depositor, to 919 18th Street, N.W., Washington, D.C. 20006, or to such other address as shall be set forth in a notification to Holders, or (b) if to the Holder of a Certificate, to the appropriate Holder in care of FRBNY at the address provided to Farmer Mac by FRBNY. Any notice so mailed within the time prescribed in this Trust Agreement or any Issue Supplement shall be conclusively presumed to have been duly given whether or not the Holder receives such notice.

      Section 11.05. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Trust Agreement or any Issue Supplement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Trust Agreement or any Issue Supplement and shall in no way affect the validity or enforceability of the other provisions of this Trust Agreement or any Issue Supplement or of the Certificates or the rights of the Holders thereof.

      IN  WITNESS  WHEREOF,   the  parties  hereto  hereby  execute  this  Trust
Agreement, as of the day and year first above written.

                                          FEDERAL AGRICULTURAL
                                             MORTGAGE CORPORATION, as Issuer
                                             and Trustee
[SEAL]

                                          By: /s/ Nancy E. Corsiglia
                                             ------------------------
                                              Nancy E. Corsiglia
                                              Vice President
Attest: /s/ Jerome G. Oslick
        --------------------
        Jerome G. Oslick


                                          FARMER MAC MORTGAGE
                                            SECURITIES CORPORATION
[SEAL]

                                          By: /s/ Nancy E. Corsiglia
                                              -----------------------
                                              Nancy E. Corsiglia
                                              Vice President
Attest: /s/ Jerome G. Oslick
        ---------------------
        Jerome G. Oslick

                                                                 EXHIBIT 4.4.1

                                Issue Supplement

                    FEDERAL AGRICULTURAL MORTGAGE CORPORATION

                                ISSUE SUPPLEMENT
                           Dated as of March 31, 2000

                            TO MASTER TRUST AGREEMENT
                           Dated as of March 31, 2000

                                       for

                     GUARANTEED AGRICULTURAL MORTGAGE-BACKED SECURITIES

      Series Designation                                          Issue Date
      ------------------                                          ----------
      Farmer Mac II Trust 2000-A                                  March 31, 2000

      THIS ISSUE SUPPLEMENT accompanies and supplements a certain Master Trust Agreement, dated as of March 31, 2000 (the "Trust Agreement"), among the Federal Agricultural Mortgage Corporation, a federally chartered instrumentality of the United States ("Farmer Mac") as issuer (in such capacity, the "Issuer") and trustee (in such capacity, the "Trustee") and Farmer Mac Mortgage Securities Corporation, a corporation organized and existing under the laws of the State of Delaware (the "Depositor"). Unless otherwise specified, certain capitalized terms are defined in such Trust Agreement and shall have the meanings so defined.

      The collective terms of such Trust Agreement and this Issue Supplement shall govern the composition of the Trust Fund, the beneficial ownership of which is evidenced by the Series of Certificates having the above designation, and have no applicability to any other Trust Fund. If any provision of this Issue Supplement conflicts with or contradicts a provision of the Trust Agreement, the provisions of this Issue Supplement shall control.

      The Depositor does hereby transfer, assign, set over and otherwise convey to the Trustee for the Holders of Certificates evidencing beneficial ownership interests in the Trust Fund established hereby (i) all of the Depositor's right, title and interest in and to the Guaranteed Portions identified in the Guaranteed Portion Schedule attached as Schedule I hereto, (ii) all of the Depositor's right, title and interest in and to all payments of principal received and interest thereon accrued and received after March 31, 2000 (the "Cut-Off Date"), (iii) all of the Depositor's rights, as assignee of Farmer Mac, under each Final Guaranteed Portion Assignment providing for the sale of the Guaranteed Portions identified in the Guaranteed Portion Schedule attached as
Schedule I hereto, and (iv) the principal portion of the Initial Deposit.

      Section 1.  Certain Defined Terms Redefined.
                  -------------------------------

      The following terms defined in Section 1.01 of the Trust Agreement are modified to have the following meanings for the Series of Certificates authorized hereby:

      Certificate: A Guaranteed Agricultural Mortgaged-Backed Security, Series Farmer Mac II Trust 2000-A, which, shall initially be issued as a temporary physical certificate and shall be converted into book-entry form and maintained in the name of a record owner as an entry on the books of a FRBNY under a designation specifying the Series, Class and Denomination thereof.

      Distribution Date: As to the Certificates, the 15th day of each month (or if such 15th day is not a Business Day, the Business Day immediately following), commencing June 15, 2000.

      Guaranteed Portion Schedule: The schedule attached as Schedule I to this Issue Supplement.

      Principal Distribution Amount: With respect to a particular Class and Distribution Date, all payments of principal (including any Balloon Payments, Principal Prepayments and any Purchase Proceeds allocable to principal) received on the Guaranteed Portions during the related Collection Period, plus, with respect to the first Distribution Date, the portion of the Initial Deposit allocable to principal, plus, with respect to the Final Distribution Date, any amounts of ultimate principal paid by Farmer Mac under the Farmer Mac Guarantee.

      Temporary   Certificate:   A  Certificate  issued  as  temporary  physical
certificate substantially in the form of Exhibit A hereto, and convertible into a book-entry Certificate as provided in this Issue Supplement.

      Section 2.  Defined Terms Applicable to Issue Supplement.
                  --------------------------------------------

      Whenever used in this Issue Supplement, the following words and phrases shall have the following meanings:

      Administrative Fee Rate:  The per annum rate of 0.14%.
      -----------------------

      Closing Date:  April 28, 2000
      ------------

      Cut-Off Date:  March 31, 2000.
      ------------

      Guarantee Fee Rate:  The per annum rate of 0.25%.
      ------------------

      Initial Deposit:  $12,616.88, all of which is allocated to principal.
      ---------------

      Seller: Greenwich Capital Financial Products, Inc.
      ------

      Section 3.  Classes of Certificates; Distributions on Certificates.
                  ------------------------------------------------------

      The Series of Certificates authorized by the Trust Agreement and this Issue Supplement shall have the terms and provisions hereinafter set forth. The Class designation, original Class Certificate Principal Balance and Final Distribution Date shall be as follows:

        Class           Original Class          Final Distribution
     Designation         Certificate                   Date
     -----------                                       ----
                      Principal Balance

          A              $68,791,470             December 15, 2039


      On each Distribution Date, Farmer Mac shall distribute the Certificate Distribution Amount to the Certificateholders as of the related Record Date. Amounts distributed in respect of clause (b) of the definition of Certificate Distribution Amount shall be applied in reduction of the Certificate Principal Balances of the Certificates. All distributions of the Certificate Distribution Amount shall be applied on a pro rata basis among the Certificates.

      Section 4.  Temporary Certificates.
                  ----------------------

      (a)   Form and Denominations.

      The Temporary Certificates shall be issued in physical form and shall be converted to book-entry form; interests therein shall be held in minimum Denominations of $250,000 and integral multiples of $1 in excess thereof.

      The Temporary Certificates shall, on original issuance, be executed, countersigned and delivered by the Trustee, upon receipt by the Trustee of the Guaranteed Portions identified in the Guaranteed Potions Schedule attached as
Schedule I hereto.

      The Temporary Certificates shall be printed, lithographed or engraved or produced by any combination of these methods on steel engraved borders or may be produced in any other manner, all as determined by the Trustee, as evidenced by the execution of the same in accordance herewith.

      (b)   Execution, Exchange.

      The Temporary Certificates shall be executed by manual or facsimile signature on behalf of the Trustee by a Responsible Officer and shall have endorsed thereon by manual or facsimile signature of an Authorized Officer of Farmer Mac a legend evidencing the Farmer Mac Guarantee. The Temporary Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures were affixed, authorized to sign on behalf of the Trustee shall bind the Trustee, notwithstanding that such individuals or any of them have ceased to be so authorized prior to the execution and delivery of such Temporary Certificates or did not hold such offices at the date of any such Temporary Certificate. No Temporary Certificate shall be entitled to any benefit under this Issue Supplement, or be valid for any purpose, unless such Temporary Certificate shall have been manually countersigned by the Trustee substantially in the form provided for herein, and such countersignature upon any Temporary Certificate shall be conclusive evidence, and the only evidence, that such Temporary Certificate has been duly executed and delivered hereunder.

      The Trustee shall cause Temporary Certificates to be converted into definitive Certificates as soon as practicable after the FRBNY informs the Trustee that it has the capability to maintain the Certificates in book-entry form. After notification by the Trustee to the Certificateholders, the Temporary Certificates shall be exchangeable for book-entry Certificates upon surrender of the Temporary Certificates at the office or agency of the Trustee, without charge to the Certificateholder. Upon surrender or cancellation of any one or more Temporary Certificates, the Trustee shall provide the necessary information to FRBNY so that the Certificates will be maintained in the names of record owners thereof as entries on the books of FRBNY. Until so surrendered, the Temporary Certificates shall in all respects be entitled to the same benefits under this Issue Supplement as book-entry Certificates of the same Class.

      (c) Registration of Temporary Certificates. The Trustee shall be the registrar of the Temporary Certificates for the purpose of registering Temporary Certificates and maintaining a record of any transfers and exchanges of Temporary Certificates as herein provided. The Trustee shall cause to be kept at its corporate trust office, a Certificate Register in which, subject to such reasonable requirements as the Trustee may prescribe, the Trustee shall provide for the registration of each Series of Certificates and of transfers and exchanges of Certificates as herein provided.

      (d) Mutilated, Destroyed, Lost or Stolen Temporary Certificates. If (i) any mutilated Temporary Certificate is surrendered to the Trustee, and the Trustee receive evidence to its satisfaction of the destruction, loss or theft of any Temporary Certificate, and (ii) there is delivered to the Trustee such security or indemnity as may be required by it to save it harmless, then, in the absence of actual notice to the Trustee that such Temporary Certificate has been acquired by a bona fide purchaser, the Trustee shall execute, countersign and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Temporary Certificate, a new Temporary Certificate of the same Series and Class and of like tenor. Upon the issuance of any new Temporary Certificate under this Section, the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee as approved in writing by Farmer Mac, signed by an Authorized Officer) connected therewith. Any duplicate Temporary Certificate issued pursuant to this Section shall constitute complete and indefeasible evidence of ownership in the related Trust Fund, as if originally issued, whether or not the lost, stolen or destroyed Temporary Certificate shall be found at any time.

      (e) Persons Deemed Owners. Prior to due presentation of a Temporary Certificate for registration of transfer or exchange, the Trustee and any agent of the Trustee may treat the Person in whose name the Temporary Certificate is registered as the owner of such Temporary Certificate for the purpose of receiving distributions and for all other purposes whatsoever, and neither the Trustee nor any agent of the Trustee shall be affected by notice to the contrary.

      IN  WITNESS  WHEREOF,   the  parties  hereto  hereby  execute  this  Issue
Supplement, as of the day and year first above written.

                                          FEDERAL AGRICULTURAL
                                            MORTGAGE CORPORATION,
                                          as Issuer and Trustee

[SEAL]
                                          By:  /s/ Nancy E. Corsiglia
                                               -------------------------
Attest: /s/ Jerome G. Oslick                   Name: Nancy E. Corsiglia
        ----------------------                 Title:   Vice President
        Jerome G. Oslick

                                          FARMER MAC MORTGAGE
                                            SECURITIES CORPORATION

[SEAL]
                                          By:  /s/ Nancy E. Corsiglia
                                               -------------------------
Attest: /s/ Jerome G. Oslick                   Name: Nancy E. Corsiglia
        ----------------------                 Title:   Vice President
        Jerome G. Oslick

                                    EXHIBIT A

                         (Form of Temporary Certificate)

                                  FARMER MAC II


Certificate No.                               :1
Series                                        :Farmer Mac II Trust 2000-A
Issue Date                                    :March 31, 2000
Final Scheduled Security Payment Date         :December 15, 2039


Issue Date Guaranteed Portion
Principal Balance evidenced by
this Certificate ("Denomination")             :$ 68,791,470

Issue Date Guaranteed Portion
Principal Balance evidenced by
all Guaranteed Agricultural Mortgage-
Backed Securities Farmer Mac II
Certificates                                  :$ 68,791,470



                    GUARANTEEED AGRICULTURAL MORTGAGE-BACKED SECURITIES

                           FARMER MAC II TRUST 2000-A

                            FARMER MAC II CERTIFICATE



      evidencing a percentage interest in a pool consisting of guaranteed portions of agricultural and business and industrial loans, each such underlying guarantee being an obligation of the United States acting through the United States Department of Agriculture, backed by the full faith and credit of the United States.

      This certifies that Greenwich Capital Markets, Inc., Tax ID 13-3172275, is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the denomination of this Certificate by the aggregate of the denominations of all Guaranteed Agricultural Mortgage-Backed Securities Farmer Mac II Certificates) in certain distributions with respect to a Trust Fund created pursuant to a Master Trust Agreement dated as of March 31, 2000 as supplemented by an Issue Supplement dated as of the Issue Date specified above (collectively, the "Trust Agreement"), each between Farmer Mac Mortgage Securities Corporation, as depositor "FMMSC") and the Federal Agricultural Mortgage Corporation ("Farmer Mac"), as guarantor and Trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Trust Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement, to which Trust Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

      Farmer Mac, as evidenced by the guarantee legend endorsed on the reverse hereof, guarantees to the Holder hereof timely payment of Net Interest Funds on and ultimate payment of principal of the Percentage Interest evidenced by this Certificate in accordance herewith and the within-mentioned Trust Agreement. The obligations of Farmer Mac under its guarantee are not obligations of, and are not guaranteed as to interest and principal by, the USDA, the Farm Credit
Administration, the United States, or any agency or instrumentality of the United States (other than Farmer Mac).

      Pursuant to the Trust Agreement, periodic distributions will be made on this Certificate no more frequently than at one month intervals on the 15th day of a month or, if such 15th day is not a Business Day, the Business Day immediately following (a "Distribution Date"), to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the Certificate Distribution Amount for such Distribution Date. The Record Date applicable to each Distribution Date is the close of business of the last day of the second month prior to the month in which such Distribution Date shall occur.

      Distributions on this Certificate will be made by the Trustee by check mailed to the Person entitled thereto at the address appearing in the Certificate Register, or upon written request by the Certificateholder, by wire transfer (in the case of any Holder of Certificates entitled to such form of payment as provided in the Trust Agreement) or by such other means of payment as such Person and the Trustee shall agree. Except as otherwise provided in the Trust Agreement, the final distribution on this Certificate will be made in the applicable manner described above, after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office of the Trustee in Washington, District of Columbia.

      Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      This Certificate shall not be entitled to any benefit under the Trust Agreement or be valid for any purpose unless manually countersigned by an authorized officer of the Trustee.

      IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed under its official seal.

Dated:  April 28, 2000

                                                FEDERAL AGRICULTURAL
                                                MORTGAGE CORPORATION,
                                                not in its individual
                                                capacity but solely as
                                                Trustee

[SEAL]

                                                By _______________________
                                                      Nancy E. Corsiglia
Countersigned:                                         Vice President

By ___________________________
      Authorized Officer of
      FEDERAL AGRICULTURAL
      MORTGAGE CORPORATION,
      not in its individual
      capacity but solely as
      Trustee

      This Certificate does not purport to summarize the Trust Agreement and reference is made to the Trust Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee.

      The Trust Agreement permits the amendment thereof from time to time by FMMSC, Farmer Mac and the Trustee without the consent of any Certificateholders but provides that no such amendment shall terminate or modify in any manner adverse to the Holder hereof the Farmer Mac Guarantee in respect hereof or reduce in any manner the amount of, or delay the timing of, distributions in respect hereof without the consent of the Holder hereof. In addition, no such amendment, modification, waiver or consent shall adversely affect in any other way the rights of the Holders of the Certificates.

      As provided in the Trust Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Trustee upon surrender of this Certificate for registration of transfer at the office or agency maintained by the Trustee in Washington, District of Columbia, accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the holder hereof or such holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust Fund will be issued to the designated transferee or transferees.

      The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Trust Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

      A service charge may be required by the Trustee for any such registration of transfer or exchange. In addition, the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith other than a change to book-entry form.

      Farmer Mac, the Trustee and the Certificate Registrar and any agent of Farmer Mac, the Trustee or the Certificate Registrar may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither Farmer Mac, the Trustee, the Certificate Registrar nor any such agent shall be affected by any notice to the contrary.

      The obligations and responsibilities created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts required to be distributed thereon in accordance with the Trust Agreement.

                             FARMER MAC GUARANTEE


      The undersigned pursuant to Title VIII of the Farm Credit Act of 1971, as amended, hereby guarantees to the registered Holder hereof the timely payment of all amounts distributable hereon as more fully set forth in the Trust Agreement referred to herein.

                    Federal Agricultural Mortgage Corporation


                      By _________________________________
                              Nancy E. Corsiglia
Attest                        Vice President - Treasurer



______________________
Jerome G. Oslick
Vice President - General Counsel

                                  ASSIGNMENT


      FOR VALUE RECEIVED, the undersigned hereby sells(s), assign(s) and transfer(s) unto _______________________________________________________________

________________________________________________________________________________

________________________________________________________________________________
(Please print or typewrite name and address including postal zip code of assignee)


the  Percentage   Interest  evidenced  by  the  within  Certificate  and  hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust Fund.

      I (We) further direct the Certificate Registrar to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:
________________________________________________________________________________

Dated:

                              __________________________________________________
                              Signature by or on behalf of assignor



                           DISTRIBUTION INSTRUCTIONS

      The assignee should include the following for purposes of distribution:

      Distributions shall be made, by wire transfer or otherwise, in immediately available funds to______________________________________________________________

_______________________________________________________________________________,

for the account of _____________________________________________,

account number _______________, or, if mailed by check, to _____________________

________________________________________________________________________________

Applicable statements should be mailed to ______________________

________________________________________________________________________________

      This information is provided by ___________________________,  the assignee named above, or ___________________________________, as its agent.

                                   SCHEDULE I

                         (Guaranteed Portion Schedule )


        Guaranteed
        Portion
          Principal                                                         Interest   Prepayment           Interest
Loan    Balance as of      Amoritization             Maturity    Payment      Only       Penalty               Rate
Type      3/31/00              Type                    Date     Frequency    Period        Type               Index
-----------------------------------------------------------------------------------------------------------------------------------
 B&I    $ 641,072.60        20 yr - Regular          06/30/18    Monthly       No        5,4,3,2,1             Prime
 B&I      313,459.43        20 yr - Regular          01/01/19    Monthly       No        N/A                   5yr CMT
 B&I      283,634.92    7 mo I/0, 15 yr Regular      08/06/13    Monthly       Yes       5,4,3,2,1             Prime
 B&I      491,209.05        14 yr - Regular          06/01/13    Monthly       No        5,4,3,2,1             Prime
 B&I    1,820,800.00   6 mo I/O - 14 yr Regular      04/30/14    Monthly       Yes       1,1,1,1,1             Prime
 B&I    1,204,645.57        10 yr - Regular          04/30/09    Monthly       No        N/A                   Prime
 B&I    1,410,418.34        15 yr - Regular          06/05/14    Monthly       No        5,4,3,2,1,1,1         Prime
 B&I    1,857,793.76        22 yr - Regular          05/01/21    Monthly       No        5,4,3,2,1             Prime
 B&I      305,736.16        24 yr - Regular          06/11/23    Monthly       No        5,4,3,2,1             Prime
 B&I    2,139,094.46       9.25 yr -Regular          10/01/08    Monthly       No        5,4,3,2,1,0           Prime
 B&I    1,558,418.95    1yr I/O - 15 yr Regular      06/26/13    Monthly       Yes       3,2,1,0               Prime
 B&I    1,103,865.70        15 yr - Regular          06/15/14    Monthly       No        5,4,3,2,1             Prime
 B&I    2,612,755.95        20 yr - Regular          05/05/19    Monthly       No        5,4,3,2,1,0           Farmer Mac COFI
 B&I    1,639,732.52        24 yr - Regular          06/11/23    Monthly       No        5,4,3,2,1             Prime
 B&I    2,236,474.41        30 yr - Regular          10/15/26    Monthly       No        N/A                   Farmer Mac 5 yr COFI
 B&I    1,840,000.00    1yr I/O - 26 yr Regular      07/21/26    Monthly       Yes       5,4,3,2,1,0           Prime
 B&I    3,386,704.53        25 yr - Regular          02/02/24    Monthly       No        5,4,3,2,1,0           Prime
 B&I      197,130.90        20 yr - Regular          04/23/19    Monthly       No        N/A                   Prime
 B&I    1,244,293.86        7 yr - Regular           10/01/06    Monthly       No        10,9,8,7,6,5,4,3,2,1  Prime
 B&I    2,693,122.26        20 yr - Regular          10/01/19    Monthly       No        10,9,8,7,6,5,4        Prime
 B&I      972,423.57        10 yr - Regular          09/16/09    Monthly       No        5,4,3,2,1,0           Prime
 B&I    1,742,318.98        15 yr - Regular          01/01/14    Monthly       No        5,4,3,2,1             Prime
 B&I      269,069.30        5 yr - Regular           08/01/04    Monthly       No        N/A                   Prime
 B&I       80,772.76        25 yr - Regular          07/30/23    Monthly       No        N/A                   Prime
 B&I    3,171,933.68        30 yr - Regular          04/05/29    Monthly       No        N/A                   Prime
 B&I    2,338,769.55      11.75 yr - Regular         06/29/11    Monthly       No        5,4,3,2,1             Prime
 B&I      879,773.86        12 yr - Regular          12/01/11    Monthly       No        5,4,3,2,1             Prime
 B&I    1,407,419.70        25 yr - Regular          09/10/24    Monthly       No        5,4,3,2,1             Prime
 B&I      285,720.22      13 mo I/O - Regular        05/10/18    Monthly       Yes       5,4,3,2,1             Prime
 B&I    3,953,111.13         15 yr Regular           11/01/14    Monthly       No        5,4,3,2,1 (12/1/99)   Prime
 B&I    6,993,861.92        20 yr - Regular          12/14/19    Monthly       No        10,9,8,7,6,5,4,3,2,1  Prime
 B&I    1,933,459.50   9 mo I/O - 20 yr Regular      01/19/20    Monthly       Yes       2% for 10, 1% for 10  Prime
 B&I    2,211,978.33   12 mo I/O - 20 yr Regular     10/01/19    Monthly       Yes       4,3,2                 Prime
 B&I    1,181,584.26         15 yr Regular           06/06/12    Monthly       No        5,4,3,2,1             Prime
 B&I    3,830,143.12   3 mo I/O - 25 yr [Regular]    11/30/24    Monthly       Yes       5,4,3,2,1             Prime
 B&I      608,911.10        30 yr - Regular          12/22/29    Monthly       No        5,4,3,2,1             Prime
 B&I      840,937.49        10 yr - Regular          09/27/09    Monthly       No        7,6,5,4,3,2,1         Prime
 B&I    2,368,403.57        15 yr - Regular          10/20/14    Monthly       No        N/A                   Farmer Mac 5 yr COFI
 FSA      290,586.05         7 yr balloon            03/01/06    Monthly       Yes       3,3,3,3,3             Prime
 FSA      367,792.74   7 yr balloon - 15 yr Regular  12/15/05   Annually       No        N/A                   Fixed
 FSA      605,914.47        10 yr - Regular          07/08/09    Monthly       No        3,2,1,0               Prime
 FSA       61,782.59         7 yr- Regular           08/28/06    Monthly       No        N/A                   Fixed
 FSA      249,363.55        24 yr - Regular          01/01/21   Annually       No        N/A                   Farmer Mac 3 mo COFI
 FSA      456,872.35        40 yr - Regular          03/25/39   Annually       No        N/A                   Prime
 FSA      177,354.51       29 5/12 yr - Reg          12/15/28   Annually       No        N/A                   Prime
 FSA      153,027.69       28 11/12 yr - Reg         12/01/23   Annually       No        N/A                   Prime
 FSA      374,191.46        25 yr - Regular          06/25/24    Monthly       No        N/A                   Prime
 FSA      630,000.00        20 yr - Regular          09/17/19   Annually       No        N/A                   Prime
 FSA      116,100.00        25 yr - Regular          04/01/24   Annually       No        N/A                   Prime
 FSA      207,212.40        25 yr - Regular          04/01/24   Annually       No        N/A                   Prime
 FSA      553,501.97        20 yr - Regular          11/10/19    Monthly       No        N/A                   Prime
 FSA       88,740.00      10 yr am / 7 yr Bal        10/26/06   Annually       No        N/A                   Prime
 FSA      220,500.00        40 yr - Regular          10/26/39   Annually       No        N/A                   Prime
 FSA      187,575.65      10 yr am / 7 yr Bal        11/17/06    Monthly       No        N/A                   Prime







                             Gross          Net
Interest    Interest        Interest     Interest          Interest
  Rate     Rate as of     Rate as of       Rate              Rate        Accrual        Accrual
 Margin      3/31/00      3/31/00 (1)      Floor             Cap          Method         Basis
-----------------------------------------------------------------------------------------------------------
 1.0000     9.50000%       9.50000%       9.5000%         12.5000%        Simple         30/360
 4.0000     8.50000%       8.00000%         N/A              N/A          Simple         30/360
 1.0000     9.50000%       9.50000%         N/A              N/A          Simple       Actual/360
 1.0000     9.50000%       9.50000%         N/A              N/A          Simple       Actual/360
 0.2500     8.75000%       8.50000%         N/A              N/A          Simple         365/360
 1.5000    10.00000%       9.75000%         N/A              N/A          Simple       Actual/365
 1.5000    10.00000%       9.50000%         N/A              N/A          Simple       Actual/365
 1.0000     9.50000%       8.25000%         N/A              N/A          Simple          30/360
 1.5000    10.00000%       8.00000%         N/A              N/A          Simple          30/360
 2.0000    10.50000%       8.50000%         N/A              N/A          Simple          30/360
 1.2500     9.75000%       7.75000%         N/A              N/A          Simple          30/360
 1.7500    10.25000%       6.50000%       9.5000%          14.5000%       Simple       Actual/360
 2.0000     8.60000%       8.60000%         N/A              N/A          Simple      365/365-366/366
 1.5000    10.00000%       8.00000%         N/A              N/A          Simple          30/360
 2.0000     9.45000%       8.95000%         N/A              N/A          Simple      365/365-366/366
 1.0000     9.50000%       9.00000%       7.5000%          13.0000%       Simple       Actual/360
 1.0000     9.50000%       8.50000%         N/A              N/A          Simple       Actual/360
 1.0000     9.50000%       6.43750%         N/A              N/A          Simple   Actual/365-366/366
 1.0000     9.50000%       9.50000%       9.2500%          13.2500%       Simple       Actual/360
 1.0000     9.50000%       9.50000%       9.2500%          13.2500%       Simple       Actual/360
 2.2500    10.75000%      10.25000%         N/A              N/A          Simple       Actual/365
 1.0000     9.50000%       9.50000%       9.2500%           9.2500%       Simple       Actual/360
 1.5000    10.00000%       6.62500%         N/A              N/A          Simple   Actual/365-366/366
 1.0000     9.50000%       6.50000%         N/A              N/A          Simple   Actual/365-366/366
   -        8.50000%       8.50000%         N/A              N/A          Simple          365/360
 2.0000    10.50000%      10.25000%         N/A              N/A          Simple       Actual/360
 1.0000     9.50000%       9.00000%         N/A              N/A          Simple       Actual/360
 2.0000    10.50000%       8.50000%         N/A              N/A          Simple       Actual/360
 1.5000    10.00000%       9.50000%       5.0000%          15.0000%       Simple   Actual/365-366/366
   -        8.00000%       7.75000%         N/A              N/A          Simple       Actual/360
 1.0000     9.50000%       9.50000%       9.5000%          13.5000%       Simple       Actual/360
 1.0000     9.50000%       9.50000%         N/A              N/A          Simple       Actual/365
 0.7500     9.25000%       8.75000%         N/A              N/A          Simple       Actual/365
 1.2500     9.75000%       7.75000%         N/A              N/A          Simple       Actual/360
 1.5000    10.00000%       9.50000%         N/A              N/A          Simple       Actual/365
 1.7500    10.25000%       9.00000%         N/A              N/A          Simple          30/360
 1.7500    10.25000%       9.75000%         N/A              N/A          Simple       Actual/360
 0.0090     8.50000%       8.25000%         N/A              N/A          Simple          30/360
 0.7500     9.25000%       8.25000%       7.0000%          13.5000%       Simple       Actual/365
  Fixed     9.75000%       9.25000%         N/A              N/A          Simple       Actual/365
 1.0000     9.75000%       9.25000%         N/A              N/A          Simple       Actual/365
  Fixed     8.25000%       7.75000%         N/A              N/A          Simple       Actual/360
 1.8500     8.75000%       8.25000%         N/A              N/A          Simple       Actual/365
 1.0000     8.75000%       8.25000%         N/A              N/A          Simple       Actual/365
 0.7500     8.50000%       8.00000%         N/A              N/A          Simple       Actual/365
 1.2500     9.75000%       9.25000%       3.0000%          21.0000%       Simple       Actual/365
 0.5000     8.25000%       7.75000%         N/A              N/A          Simple       Actual/365
 1.5000    10.00000%       9.75000%         N/A              N/A          Simple       Actual/360
 1.5000     9.25000%       8.75000%         N/A              N/A          Simple       Actual/360
 1.5000     9.25000%       8.75000%         N/A              N/A          Simple       Actual/360
 2.0000    10.50000%      10.00000%         N/A              N/A          Simple       Actual/360
 0.5000     9.00000%       8.75000%         N/A              N/A          Simple       Actual/365
 0.5000     9.00000%       8.75000%         N/A              N/A          Simple       Actual/365
 1.0000     9.75000%       9.75000%         N/A              N/A          Simple       Actual/365


(1) Gross Interest, reduced by the applicable Servicer Fee.